As filed with the Securities and Exchange Commission on February 12, 2021

Securities Act File No. 333-148826

Investment Company Act File No. 811-22175

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No.	[ ]
Post Effective Amendment No. 305	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No. 306	[X]

(Check appropriate box or boxes)

ALPS ETF TRUST

 (Exact Name of Registrant as Specified in its Charter)

1290 Broadway
Suite 1000
Denver, Colorado 80203
(Address of Principal Executive Offices)

(303) 623-2577
Registrant’s Telephone Number

Cara B. Owen, Esq.
ALPS Fund Services, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203
 (Name and Address of Agent for Service)

Copy to:

Adam T. Teufel, Esq.
Dechert LLP
1900 K Street, NW

Washington, D.C. 20006

It is proposed that this filing will become effective:

[X]	Immediately upon filing pursuant to paragraph (b)
[ ]	On (date) pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	On (date) pursuant to paragraph (a)(1)
[ ]	On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment

Prospectus

February 12, 2021

ALPS ETF Trust

ALPS Active REIT ETF (Nasdaq: REIT)

An ALPS Advisors Solution

This ETF is different from traditional ETFs.

Traditional ETFs tell the public what assets they hold each day. This ETF will not. This may create additional risks for your investment. For example:

●	You may have to pay more money to trade the ETF’s shares. This ETF will provide less information to traders, who tend to charge more for trades when they have less information.
●

The price you pay to buy ETF shares on an exchange may not match the value of the ETF’s portfolio. The same is true when you sell shares. These price differences may be greater for this ETF compared to other ETFs because it provides less information to traders.

●	These additional risks may be even greater in bad or uncertain market conditions.
●

The ETF will publish on its website each day a “Portfolio Reference Basket” designed to help trading in shares of the ETF. While the Portfolio Reference Basket includes all the names of the ETF’s holdings, it is not the ETF’s actual portfolio.

The differences between this ETF and other ETFs may also have advantages. By keeping certain information about the ETF portfolio secret, this ETF may face less risk that other traders can predict or copy its investment strategy. This may improve the ETF’s performance. If other traders are able to copy or predict the ETF’s investment strategy, however, this may hurt the ETF’s performance.

For additional information regarding the unique attributes and risks of the ETF, see “Principal Investment Risks,” (in the Fund Summary section) “Additional Risk Considerations,” and “Additional Information about the Fund” (in the Other Information section) below.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Summary Section	2
Introduction—ALPS ETF Trust	6
ALPS Active REIT ETF	6
Additional Information About the Fund’s Principal Investment Risks	7
Secondary Investment Strategies	10
Additional Risk Considerations	10
Investment Advisory Services	12
Purchase and Redemption of Shares	14
How to Buy and Sell Shares	14
Frequent Purchases and Redemptions	17
Fund Service Providers	17
Federal Income Taxation	17
Other Information	18
Financial Highlights	19
For More Information	Back Cover

alpsfunds.com

1-866-759-5679

SUMMARY SECTION

ALPS ACTIVE REIT ETF (THE “FUND”)

INVESTMENT OBJECTIVE

The Fund seeks total return through dividends and capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). Investors purchasing or selling Shares in the secondary market may be subject to fees and expenses (including customary brokerage commissions) charged by their broker. These fees and expenses are not included in the expense example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.68%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.68%

(1)	Other Expenses are estimated for the current fiscal year

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year.

	One Year	Three Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$69	$218

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, there is no portfolio turnover to report.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will, under normal circumstances, seek to achieve its investment objective by investing at least 80% of its net assets in publicly traded equity securities of real estate investment trusts (“REITs”). The Fund will primarily invest in publicly traded common equity securities of U.S. REITs. The Fund may also invest a portion of its assets in publicly traded common equity of U.S. real estate operating companies (not structured as REITs), publicly traded preferred equity of U.S. REITs and real estate operating companies, and cash and cash equivalents. GSI Capital Advisors LLC, the Fund’s sub-adviser (“GSI Capital” or the “Sub-Adviser”), is responsible for implementing the Fund’s investment strategy in connection with its active management of the Fund.

The Sub-Adviser implements a methodical, data driven investment approach in implementing the Fund’s investment strategy. The primary factor influencing the Fund’s investment strategy is individual stock selection based on fundamental research and the Sub-Adviser’s analysis of the intrinsic value of the underlying properties held by REITs, as well as the corresponding intrinsic value of the publicly traded U.S. REITs in which the Fund seeks to invest. The Sub-Adviser’s research and investment process is driven by assessing the relative merits of a company based on a set of variables determined by the Sub-Adviser, with an emphasis on those variables most likely to influence total return. Using this investment process, the Sub-Adviser seeks to invest in eligible companies that trade at the largest discounts to the Sub-Adviser’s assessment of intrinsic value relative to other eligible companies.

The Sub-Adviser’s valuation methodology incorporates multiple complex inputs, including capitalization rates, net operating income growth estimates, the valuation of land and other income or non-income generating assets, and adjustments for marking to market the value of the company’s debt, which are driven by a broad set of proprietary, third-party and public data sources. The Fund may invest in small-, mid- and large-capitalization companies. The Fund considers a “U.S.” company to be one (i) domiciled or with a principal place of business or primary securities trading market in the United States, or (ii) that derives more than 50% of its total revenues or profits from the United States and its stock is listed on an exchange that trades contemporaneously with the Shares.

2	Prospectus | February 12, 2021

Semi-Transparent Actively-Managed ETF with Portfolio Reference Basket Structure. The Fund is an actively-managed, semi-transparent exchange traded fund (“ETF”). Unlike traditional ETFs, which generally publish their portfolio holdings on a daily basis, the Fund discloses a portfolio transparency substitute—the Portfolio Reference Basket—and certain related information about the Portfolio Reference Basket relative to the Fund’s actual portfolio (“Actual Portfolio”) holdings (the “Portfolio Reference Basket Disclosures”), which are intended to help keep the market price of the Fund’s shares (“Shares”) trading at or close to the underlying NAV per Share of the Fund. While the Portfolio Reference Basket includes all of the Fund’s holdings, it is not the Fund’s Actual Portfolio because the holdings will be weighted differently, subject to a minimum weightings overlap of 90% with the Fund’s Actual Portfolio at the beginning of each trading day. The Fund also discloses the maximum deviation between the weightings of the specific securities in the Portfolio Reference Basket and the weightings of those specific securities in the Actual Portfolio, as well as between the weighting of the respective cash positions (the “Guardrail Amount”). The Guardrail Amount is intended to ensure that no individual security in the Portfolio Reference Basket will be overweighted or underweighted by more than the publicly disclosed percentage when compared to the actual weighting of each security within the Actual Portfolio as of the beginning of each trading day. The Fund is actively-managed and does not seek to track an index.

PRINCIPAL INVESTMENT RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Portfolio Reference Basket Structure Risk. Unlike traditional ETFs that provide daily disclosure of their portfolio holdings, the Fund discloses daily the identities of all portfolio holdings, but not the exact quantities or weightings. Instead, the Fund discloses a Portfolio Reference Basket generated each day by a proprietary algorithmic process that is designed to closely track the daily performance of the Fund’s Actual Portfolio on any given trading day. Although the Portfolio Reference Basket and Portfolio Reference Basket Disclosures are intended to provide authorized participants and other market participants with enough information to allow them to engage in effective arbitrage transactions that will help keep the market price of the Shares trading at or close to the underlying NAV per Share of the Fund, there is a risk that market prices will vary significantly from the underlying NAV of the Fund, which may be heightened during periods of market disruption or volatility. Similarly, Shares may trade at a wider bid/ask spread than shares of traditional ETFs and may therefore be more costly for investors to trade, which may be heightened during periods of market disruption or volatility. Additionally, the Portfolio Reference Basket structure itself may result in additional trading costs because the Fund may receive or deliver holdings in different weightings on any given day than the weightings of the Fund’s Actual Portfolio, which may result in portfolio turnover, and related transaction costs, to re-align the Actual Portfolio with the Fund’s intended investment strategy. In addition, although the Fund seeks to benefit from keeping its Actual Portfolio secret, market participants may attempt to use the Portfolio Reference Basket to identify the Fund’s trading strategy, which if successful, could result in such market participants engaging in certain predatory practices, such as front-running the Fund’s trading activity or free-riding on the Fund’s investment strategy, that may potentially harm the Fund and its shareholders. There can be no assurance that the Portfolio Reference Basket structure will operate as intended. The Portfolio Reference Basket structure is novel and not yet proven as an effective arbitrage mechanism. The effectiveness of the Portfolio Reference Basket structure as an arbitrage mechanism is contingent upon, among other things, the effectiveness of the proprietary algorithmic process employed to create a Portfolio Reference Basket that performs in a manner substantially identical to the performance of the Fund’s Actual Portfolio and the willingness of authorized participants and other market participants to trade based on the Portfolio Reference Basket. The Fund makes no warranty as to the accuracy of the Portfolio Reference Basket or that it will produce the intended results. In the event that the Portfolio Reference Basket structure does not result in effective arbitrage opportunities in the Fund Shares, the Fund may exhibit wider premiums/discounts, bid/ask spreads and tracking error (relative to the Actual Portfolio) than traditional ETFs. For at least the first three years after launch of the Fund, if the tracking error exceeds 1%, or if, for 30 or more days in any quarter or 15 days in a row, the absolute difference between either the closing price or the mid-point of the highest bid and lowest offer at the time of calculation of the NAV (the “Bid/Ask Price”), on one hand, and NAV, on the other, exceeds 2.00% or the bid/ask spread exceeds 2.00%, the Adviser will recommend appropriate remedial measures to the Fund’s Board of Trustees for its consideration, which may include, but are not limited to, liquidation of the Fund.

Fluctuation of Net Asset Value. The net asset value (“NAV”) of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the Nasdaq Stock Market LLC (the “Nasdaq Exchange”). Neither the Adviser nor the Sub-Adviser can predict whether the Shares will trade below, at or above their NAV. Although the Portfolio Reference Basket structure is intended to provide market participants with enough information to allow for an effective arbitrage mechanism that will help to keep the market price of the Fund’s Shares at or close to the Fund’s NAV, there is a risk (which may increase during periods of market disruption or volatility) that market prices for Fund Shares will vary significantly from the Fund’s NAV. This risk may be greater for the Fund than for traditional ETFs that disclose their full portfolio holdings on a daily basis because the publication of the Portfolio Reference Basket does not provide the same level of transparency as the daily publication of the actual portfolio by a traditional ETF. This could cause the Fund’s Shares to have wider bid/ask spreads and larger premiums/discounts than traditional ETFs using the same or similar investment strategies.

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Equity Risk. The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, inflation (or expectations for inflation), changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political and social conditions, inflation (or expectations for inflation), deflation (or expectations for deflation), changes in the general outlook for corporate earnings, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events, changes in interest or currency rates or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

Real Estate Investment Risk. The Fund invests in companies in the real estate industry, including real estate investment trusts (“REITs”). Therefore, the Fund is subject to the risks associated with investing in real estate, which may include, but are not limited to, possible declines in the value of real estate; adverse changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds (including changes in interest rates); the impact of changes in environmental laws; overbuilding in a real estate company’s market; and environmental problems. The real estate sector is particularly sensitive to economic downturns and changes to interest rates.

REITs Investment Risk. In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus, which include, but are not limited to, management risk, non-diversification risk, financing risk, self-liquidation risk, mortgage financing and interest rate risks, and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities. REITs are also subject to unique federal tax requirements. Dividends received by the Fund from REITs generally will not constitute qualified dividend income.

Active Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s portfolio securities, the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Concentration Risk. Real estate companies may lack diversification due to ownership of a limited number of properties and concentration in a particular geographic region or property type.

Interest Rate Risk. Rising interest rates could result in higher costs of capital for real estate companies, which could negatively impact a real estate company’s ability to meet its payment obligations. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as interest rate changes by the Federal Reserve.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Leverage Risk. Real estate companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a real estate company’s operations and market value in periods of rising interest rates.

Liquidity Risk. Real estate is relatively illiquid and, therefore, a real estate company may have a limited ability to vary or liquidate properties in response to changes in economic or other conditions. These risks are especially applicable in conditions of declining real estate values, such as those experienced for several years starting in 2007.

Management Risk. Real estate companies are dependent upon management skills and may have limited financial resources. Real estate companies are generally not diversified and may be subject to heavy cash flow dependency, default by borrowers and self-liquidation. In addition, transactions between real estate companies and their affiliates may be subject to conflicts of interest, which may adversely affect a real estate company’s shareholders.

4	Prospectus | February 12, 2021

Property Risk. Real estate companies may be subject to risks relating to functional obsolescence or reduced desirability of properties; extended vacancies; catastrophic events; and casualty or condemnation losses. Real estate income and values also may be greatly affected by demographic trends, changing tastes and values, or increasing vacancies or declining rents.

Regulatory Risk. Real estate income and values may be adversely affected by such factors as applicable domestic and foreign laws (including tax laws). Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on real estate.

Repayment Risk. The prices of real estate company securities may drop because of the failure of borrowers to repay their loans, poor management, and the inability to obtain financing either on favorable terms or at all. If the properties do not generate sufficient income to meet operating expenses, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of interest and principal on their loans will be adversely affected.

Geographic Concentration Risk. To the extent the Fund is significantly comprised of securities of issuers from a single country, such as the United States, the Fund would be more likely to be impacted by events or conditions affecting that country.

Small-, Mid- and Large-Capitalization Company Risk. Smaller and mid-size companies often have narrower markets, less liquidity, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of the Fund’s portfolio. The large capitalization companies in which the Fund invests may underperform other segments of the equity market or the equity market as a whole.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

New Fund Risk. The Fund currently has fewer assets than larger funds, and like other relatively new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

FUND PERFORMANCE

As of the date of this Prospectus, the Fund has not yet commenced investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund. Updated performance information, when available, will be available online at www.alpfunds.com or by calling 855.724.0450.

INVESTMENT ADVISER AND SUB-ADVISER

ALPS Advisors, Inc. (“ALPS Advisors” or the “Adviser”) is the investment adviser to the Fund. GSI Capital Advisors LLC (“GSI Capital” or the “Sub-Adviser”) is the Sub-Adviser.

PORTFOLIO MANAGERS

Nicholas Tannura, Chief Investment Officer, and Julie Pence, Portfolio Manager, each of GSI Capital are responsible for the day to day management of the Fund. Mr. Tannura and Ms. Pence have each served in such capacity since inception of the Fund.

PURCHASE AND REDEMPTION OF SHARES

The Trust issues and redeems Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 5,000 Shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash. As a practical matter, only authorized participants may purchase or redeem these Creation Units. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in proper form by ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”).

Individual Shares may only be purchased and sold in secondary market transactions through brokers. Shares are listed for trading on the Nasdaq Exchange under the ticker symbol REIT and, because Shares trade at market prices rather than NAV, Shares may trade at a price greater than or less than NAV.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser, Sub-Adviser, or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Introduction—ALPS ETF Trust

ALPS ETF Trust (the “Trust”) is an investment company consisting of multiple separate exchange-traded funds. This Prospectus relates to the ALPS Active REIT ETF. ALPS Advisors, Inc. (“ALPS Advisors”) is the investment adviser for the Fund (the “Adviser”). GSI Capital Advisors LLC (“GSI Capital” or the “Sub-Adviser”) is the Sub-Adviser to the Fund.

The Fund’s shares (the “Shares”) are listed on the Nasdaq Stock Market LLC (“Nasdaq Exchange”). The Fund’s Shares trade at market prices that may differ from the net asset value (“NAV”) of the Shares. Unlike mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in large specified blocks of 5,000 Shares, each of which is called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind and/or for cash. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

ALPS Active REIT ETF

Investment Objective

The Fund seeks total return through dividends and capital appreciation. The Board of Trustees of the Trust may change the Fund’s investment objective and other non-fundamental policies without shareholder approval.

The Fund will, under normal circumstances, seek to achieve its investment objective by investing at least 80% of its net assets in publicly traded equity securities of real estate investment trusts (“REITs”). The Fund’s 80% investment policy is not fundamental and may be changed by the Trust’s Board of Trustees upon 60 days’ prior notice to shareholders.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

The Board of Trustees may change the Fund’s investment strategy and non-fundamental policies without shareholder approval.

GSI Capital Advisors LLC, the Fund’s sub-adviser (“GSI Capital” or the “Sub-Adviser”), is responsible for implementing the Fund’s investment strategy in connection with its active management of the Fund.

The Fund’s investment strategy is implemented by the Sub-Adviser through a methodical, data driven investment approach based on fundamental real estate research. The strategy seeks to invest in a concentrated portfolio of REITs, typically 20-40 holdings.

The primary factor influencing the Fund’s investment strategy is individual stock selection based on fundamental research and the Sub-Adviser’s analysis of the intrinsic value of the underlying properties held by REITs as well as the corresponding intrinsic value of the publicly traded U.S. REITs in which the Fund seeks to invest. The Sub-Adviser’s research and investment process is driven by assessing the relative merits of a company based on a set of variables determined by the Sub-Adviser, with an emphasis on those variables most likely to influence total return. Using this investment process, the Sub-Adviser seeks to invest in eligible companies that trade at the largest discounts to the Sub-Adviser’s assessment of intrinsic value relative to other eligible companies.

The Sub-Adviser’s valuation methodology has been constructed to assess relative valuation by identifying those REITs that are most and least attractively valued, as determined the Sub-Adviser. The methodology incorporates multiple complex inputs, including capitalization rates, net operating income growth estimates, the valuation of land and other income or non-income generating assets, and adjustments for marking to market the value of the company’s debt, which are driven by a broad set of proprietary, third-party and public data sources. The Fund may invest in small-, mid- and large-capitalization companies. The Fund considers a “U.S.” company to be one (i) domiciled or with a principal place of business or primary securities trading market in the United States, or (ii) that derives more than 50% of its total revenues or profits from the United States.

In addition to individual company research and analysis, the Sub-Adviser also may consider macro views, relative valuation of real estate compared to other asset classes, relative valuation between the private and public market, sector views and return expectations, thoughts regarding temporary dislocations, and probabilities regarding corporate transactions as it determines how to best implement the investment strategy of the Fund.

Unlike traditional ETFs that provide daily disclosure of their portfolio holdings, the Fund discloses the identities of all portfolio holdings daily, but not the exact quantities or weightings. Instead, the Fund discloses a Portfolio Reference Basket generated each day by a proprietary algorithmic process that is designed to closely track the daily performance of the Fund’s Actual Portfolio on any given trading day. A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

6	Prospectus | February 12, 2021

Given that this structure is unlike fully-transparent active ETFs, the Adviser will monitor on an on-going basis how Shares trade, including the level of any market price premium or discount to NAV and the bid/ask spreads on market transactions. For at least the first three years after launch of the Fund, the Adviser will promptly call a meeting of the Board (and will present to the Board for its consideration, recommendations for appropriate remedial measures), and the Board will promptly meet, if the tracking error exceeds 1%, or if, for 30 or more days in any quarter or 15 days in a row, the absolute difference between either the closing price or the Bid/Ask Price, on one hand, and NAV, on the other, exceeds 2.00% or the bid/ask spread exceeds 2.00%. In such a circumstance, the Board of Trustees will consider the continuing viability of the Fund, whether shareholders are being harmed, and what, if any, action would be appropriate to among other things, narrow the premium/discount or spread, or tracking error, as applicable. The Board of Trustees will then decide whether to take any such action. Potential actions may include, but are not limited to, changing lead market makers, listing the Fund on a different exchange, changing the size of Creation Units, changing the Fund’s investment objective or strategy, and liquidating the Fund.

Additional Information About the Fund’s Principal Investment Risks

Investors should consider the following additional information about the Fund’s principal investment risks.

Portfolio Reference Basket Structure Risk. Unlike traditional ETFs that provide daily disclosure of their portfolio holdings, the Fund discloses daily the identities of all portfolio holdings, but not the exact quantities or weightings. Instead, the Fund discloses a Portfolio Reference Basket generated each day by a proprietary algorithmic process that is designed to closely track the daily performance of the Fund’s Actual Portfolio on any given trading day. Although the Portfolio Reference Basket and Portfolio Reference Basket Disclosures are intended to provide authorized participants and other market participants with enough information to allow them to engage in effective arbitrage transactions that will help keep the market price of the Shares trading at or close to the underlying NAV per Share of the Fund, there is a risk that market prices will vary significantly from the underlying NAV of the Fund, which may be heightened during periods of market disruption or volatility. Similarly, Shares may trade at a wider bid/ask spread than shares of traditional ETFs and may therefore be more costly for investors to trade, which may be heightened during periods of market disruption or volatility. “Bid” refers to the highest price a buyer will pay to buy a specified number of shares of a stock at any given time. “Ask” refers to the lowest price at which a seller will sell the stock. The difference between the bid price and the ask price is called the “spread.” Additionally, the Portfolio Reference Basket structure itself may result in additional trading costs because the Fund may receive or deliver holdings in different weightings on any given day than the weightings of the Fund’s Actual Portfolio, which may result in portfolio turnover, and related transaction costs, to re-align the Actual Portfolio with the Fund’s intended investment strategy. In addition, although the Fund seeks to benefit from keeping its Actual Portfolio secret, market participants may attempt to use the Portfolio Reference Basket to identify the Fund’s trading strategy, which if successful, could result in such market participants engaging in certain predatory practices, such as front-running the Fund’s trading activity or free-riding on the Fund’s investment strategy, that may potentially harm the Fund and its shareholders. There can be no assurance that the Portfolio Reference Basket structure will operate as intended. The Portfolio Reference Basket structure is novel and not yet proven as an effective arbitrage mechanism. The effectiveness of the Portfolio Reference Basket structure as an arbitrage mechanism is contingent upon, among other things, the effectiveness of the proprietary algorithmic process employed to create a Portfolio Reference Basket that performs in a manner substantially identical to the performance of the Fund’s Actual Portfolio and the willingness of authorized participants and other market participants to trade based on the Portfolio Reference Basket. Although the Fund provides an independent third party with information to generate the Portfolio Reference Basket, the Fund is not involved in the actual calculation of the Portfolio Reference Basket and is not responsible for the calculation or dissemination of the Portfolio Reference Basket. The Fund makes no warranty as to the accuracy of the Portfolio Reference Basket or that it will produce the intended results. In the event that the Portfolio Reference Basket structure does not result in effective arbitrage opportunities in the Fund Shares, the Fund may exhibit wider premiums/discounts, bid/ask spreads and tracking error (relative to the Actual Portfolio) than traditional ETFs. For at least the first three years after launch of the Fund, if the tracking error exceeds 1%, or if, for 30 or more days in any quarter or 15 days in a row, the absolute difference between either the closing price or the Bid/Ask Price, on one hand, and NAV, on the other, exceeds 2.00% or the bid/ask spread exceeds 2.00%, the Adviser will recommend appropriate remedial measures to the Fund’s Board of Trustees for its consideration, which may include, but are not limited to, liquidation of the Fund.

Fluctuation of Net Asset Value. The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the Nasdaq Exchange. Neither the Adviser nor the Sub-Adviser can predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Nasdaq Exchange and may, therefore, have a material effect on the market price of the Fund’s Shares. Although the Portfolio Reference Basket structure is intended to provide market participants with enough information to allow for an effective arbitrage mechanism that will help to keep the market price of the Fund’s Shares at or

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close to the Fund’s NAV, there is a risk (which may increase during periods of market disruption or volatility) that market prices for Fund Shares will vary significantly from the Fund’s NAV. This risk may be greater for the Fund than for traditional ETFs that disclose their full portfolio holdings on a daily basis because the publication of the Portfolio Reference Basket does not provide the same level of transparency as the daily publication of the actual portfolio by a traditional ETF. This could cause the Fund’s Shares to have wider bid/ask spreads and larger premiums/discounts than traditional ETFs using the same or similar investment strategies.

Equity Risk. The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, inflation (or expectations for inflation), changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. A principal risk of investing in the Fund is market risk, which is the risk that the value of the securities held by the Fund will fall due to general market, economic, political and social conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, negatively impact the Fund’s arbitrage and pricing mechanisms, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.

In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. While broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Real Estate Investment Risk. The Fund invests in companies in the real estate industry, including real estate investment trusts (“REITs”). Investing in real estate is subject to such risks as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent, possible lack of availability of mortgage financing, market saturation, fluctuations in rental income and the value of underlying properties and extended vacancies of properties. Certain real estate securities have a relatively small market capitalization, which may tend to increase the volatility of the market price of these securities. Real estate securities have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers or tenants. The real estate sector is particularly sensitive to economic downturns and changes to interest rates.

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REITs Investment Risk. In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self-liquidation of one or more holdings, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages, changes in neighborhood values and appeal to purchases, the possibility of failing to maintain exemptions from registration under the Investment Company Act of 1940, as amended (the “1940 Act”) and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities. In addition, like mutual funds and ETFs, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, you will absorb duplicate levels of fees when the Fund invests in REITs. In addition, REITs are subject to certain provisions under federal tax law.

REITs are also subject to unique federal tax requirements. REITs that fail to comply with federal tax requirements affecting REITs may be subject to federal income taxation, which may affect the value of such REITs and the characterization of such REITs’ distributions, and REITs that fail to comply with the federal tax requirement that REITs distribute substantially all of their net income to their respective shareholders may result in such REITs having insufficient capital for future expenditures. The failure of one or more companies to qualify as REITs could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment in such companies.

REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV. Dividends received by the Fund from REITs generally will not constitute qualified dividend income.

Active Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s portfolio securities, the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Concentration Risk. Real estate companies may lack diversification due to ownership of a limited number of properties and concentration in a particular geographic region or property type.

Interest Rate Risk. Rising interest rates could result in higher costs of capital for real estate companies, which could negatively impact a real estate company’s ability to meet its payment obligations. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as interest rate changes by the Federal Reserve. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease liquidity in the securities markets, making it harder for the Fund to sell its investments at an advantageous time. Decreased market liquidity also may make it more difficult to value some or all of the Fund’s securities holdings. Additionally, certain countries have experienced negative interest rates on certain debt securities. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility. A low interest rate environment may pose additional risks to the Fund because low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of Fund assets, or minimize the volatility of the Fund’s NAV per share.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Leverage Risk. Real estate companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a real estate company’s operations and market value in periods of rising interest rates. Financial covenants related to a real estate company’s leveraging may affect the ability of the real estate company to operate effectively. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants.

Liquidity Risk. Real estate is relatively illiquid and, therefore, a real estate company may have a limited ability to vary or liquidate properties in response to changes in economic or other conditions. These risks are especially applicable in conditions of declining real estate values, such as those experienced for several years starting in 2007.

Management Risk. Real estate companies are dependent upon management skills and may have limited financial resources. Real estate companies are generally not diversified and may be subject to heavy cash flow dependency, default by borrowers and self-liquidation. In addition, transactions between real estate companies and their affiliates may be subject to conflicts of interest, which may adversely affect a real estate company’s shareholders. A real estate company may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

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Property Risk. Real estate companies may be subject to risks relating to functional obsolescence or reduced desirability of properties; extended vacancies due to economic conditions and tenant bankruptcies; catastrophic events such as earthquakes, hurricanes and terrorist acts; and casualty or condemnation losses. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments.

Regulatory Risk. Real estate income and values may be adversely affected by such factors as applicable domestic and foreign laws (including tax laws). Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on real estate.

Repayment Risk. The prices of real estate company securities may drop because of the failure of borrowers to repay their loans, poor management, and the inability to obtain financing either on favorable terms or at all. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of interest and principal on their loans will be adversely affected. These risks are especially applicable in conditions of declining real estate values, such as those experienced for several years starting in 2007. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates.

Geographic Concentration Risk. To the extent the Fund is significantly comprised of securities of issuers from a single country, such as the United States, the Fund would be more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance.

Small-, Mid-, and Large Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. A small capitalization company is defined as a company with a market capitalization between $300 million and $2 billion. A medium capitalization company is defined as a company with a market capitalization between $2 billion and $10 billion. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions. The large capitalization companies in which the Fund invests may underperform other segments of the equity market or the equity market as a whole.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

New Fund Risk. The Fund currently has fewer assets than larger funds, and like other relatively new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

Secondary Investment Strategies

As a non-principal investment strategy, the Fund may invest its remaining assets in ETFs, exchange listed common stocks (other than penny stocks), common stocks listed on a foreign exchange that trade on such exchange contemporaneously with the Fund, exchange traded preferred stocks, as well as cash and cash equivalents. Cash equivalents are short-term U.S. Treasury securities, government money market funds, and repurchase agreements.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis, and will be maintained in an amount equal to at least 100% of the value of the portfolio securities being lent.

The investment objective and policies described herein constitute non-fundamental policies that may be changed by the Board of Trustees without shareholder approval. Certain other fundamental policies of the Fund are set forth in the Statement of Additional Information under “Investment Restrictions.”

Additional Risk Considerations

In addition to the risks described previously, there are certain other risks related to investing in the Fund.

Trading Issues. If 10% or more of the Fund’s Actual Portfolio does not have readily available market quotations, the Fund will promptly request that Nasdaq Exchange halt trading in the Fund’s Shares. This requirement arises from the Fund’s semi-transparent structure, and is not a requirement applicable to traditional ETFs that disclose their holdings daily. Trading halts may have more effect on the Fund because of its semi-transparent structure. In addition, because of the Fund’s semi-transparent structure, Shares may trade at a wider bid/ask spread and may experience a wider premium/discount than

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traditional ETFs that disclose their holdings daily, and therefore, may cost investors more to trade especially during periods of market disruption or volatility. Trading in Shares on the Nasdaq Exchange may also be halted due to market conditions or for reasons that, in the view of the Nasdaq Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Nasdaq Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Nasdaq Exchange “Circuit breaker” rules. If a trading halt or unanticipated early closing of Nasdaq Exchange occurs, a shareholder may be unable to purchase or sell Shares of the Fund. There can be no assurance that the requirements of the Nasdaq Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

While the creation/redemption feature is designed to help the Shares trade close to the Fund’s NAV, market prices are not expected to correlate exactly to the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, adverse developments impacting market makers, authorized participants or other market participants, high market volatility or lack of an active trading market for the Shares (including through a trading halt) may result in market prices for Shares of the Fund that differ significantly from its NAV or to the intraday value of the Fund’s holdings. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses.

When you buy or sell Shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a “bid/ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of the Fund’s holdings may be halted, the bid/ask spread may increase significantly. This means that Shares may trade at a discount to the Fund’s NAV, and the discount is likely to be greatest during significant market volatility. During such periods, you may be unable to sell your Shares or may incur significant losses if you sell your Shares. There are various methods by which investors can purchase and sell shares of the Fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund.

Predatory Trading Practices Risk. Although the Fund seeks to benefit from keeping its portfolio holdings information secret, market participants may attempt to use the Portfolio Reference Basket and related Portfolio Reference Basket Disclosures to identify the Fund’s holdings and trading strategy. If successful, this could result in such market participants engaging in predatory trading practices that could harm the Fund and its shareholders. The Portfolio Reference Basket and related Portfolio Reference Basket Disclosures have been designed to minimize the risk that market participants could “reverse engineer” the Fund’s portfolio and investment strategy, but they may not be successful in this regard.

Tracking Error Risk. Although the Portfolio Reference Basket is designed to closely track the daily performance of the Fund’s Actual Portfolio on any given trading day, there is a risk that the performance of the Portfolio Reference Basket will diverge from the performance of the Actual Portfolio, potentially materially.

Shareholder Risk. Certain shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third party investor, the Adviser or an affiliate of the Adviser, an authorized participant, a market maker or another entity may invest in the Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment. Redemptions by shareholders could have a negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Fund’s listing exchange and may, therefore, have a material effect on the market price of the Shares.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants, and none of these authorized participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders (including in situations where authorized participants have limited or diminished access to capital required to post collateral), with respect to the Fund and no other authorized participant is able to step forward to create or redeem, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting (that is, investors would no longer be able to trade shares in the secondary market). The authorized participant concentration risk may be heightened in scenarios where authorized participants have limited or diminished access to the capital required to post collateral. The fact that the Fund is offering a novel structure as compared to traditional ETFs may decrease the number of entities willing to act as authorized participants.

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No Guarantee of Active Trading Market Risk. While Shares are listed on Nasdaq Exchange, there can be no assurance that active trading markets for the Shares will be maintained by market makers or authorized participants. Decisions by market makers or authorized participants to reduce their role or “step away” from these activities in times of market stress may inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the Fund’s holdings and the Fund’s NAV. Such reduced effectiveness could result in the Fund’s Shares trading at a discount to its NAV and also in greater than normal intraday bid/ask spreads for the Fund’s Shares. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. This adverse effect on liquidity for the Fund’s shares in turn could lead to differences between the market price of shares and underlying value of those shares. During times of market stress, authorized participants may be more likely to step away from this type of ETF than a traditional ETF.

Securities Lending. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In the event of a bankruptcy of the borrower, the Fund could experience losses or delays in recovering the loaned securities. Loans of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the Fund. In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address. Given the novel structure of this type of ETF as compared to traditional ETFs, operational risk may be heightened.

Cash Transactions Risk. Unlike other ETFs, the securities in the Fund’s basket of securities exchanged for a Creation Unit will not correspond pro rata to the positions in the Fund’s portfolio, and the Fund may effect its creations and redemptions partially or wholly for cash rather than on an in-kind basis. Because of this, the Fund may incur costs such as brokerage costs or be unable to realize certain tax benefits associated with in-kind transfers of portfolio securities that may be realized by other ETFs. These costs may decrease the Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an authorized participant. Shareholders may be subject to tax on gains they would not otherwise have been subject to and/or at an earlier date than if the Fund had effected redemptions wholly on an in-kind basis.

Tax Risk. Under recent tax legislation, individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary dividends from REITs and certain taxable income from publicly traded partnerships. Currently, there is not a mechanism for a regulated investment company such as the Fund to pass through the 20% deduction to shareholders although it is possible that a legislative or regulatory approach to do so may be provided in the future. As a result, in comparison, investors investing directly in REITs or publicly traded partnerships would generally be eligible for the 20% deduction for such taxable income from these investments while investors investing in REITs or publicly traded partnerships indirectly through the Fund would not be eligible for the 20% deduction for their share of such taxable income.

These risks are described further in the Statement of Additional Information.

Investment Advisory Services

Investment Adviser

ALPS Advisors, Inc. (“ALPS Advisors” or the “Adviser”) acts as the Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). The Adviser, located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, is registered with the Securities and Exchange Commission as an investment adviser. As of December 31, 2020, the Adviser provided supervisory and management services on approximately $14.9 billion assets through closed-end funds, mutual funds and exchange-traded funds. Pursuant to the Advisory Agreement, the Adviser manages the investment and reinvestment of the Fund’s assets and administers the affairs of the Fund subject to the supervision of the Board of Trustees.

Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.68% of the Fund’s average daily net assets. From time to time, the Adviser may waive all or a portion of its fee. The Adviser’s unitary management fee is designed to pay substantially all the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business.

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Sub-Adviser

GSI Capital Advisors LLC (“GSI Capital” or the “Sub-Adviser”) acts as the Fund’s Sub-Adviser pursuant to a sub-advisory agreement with the Trust and ALPS Advisors (the “Sub-Advisory Agreement”). GSI Capital is located at 23 Corporate Plaza, Suite 150, Newport Beach, CA 92660. GSI Capital is an investment adviser registered with the Securities Exchange Commission under the Investment Advisers Act of 1940 and is wholly-owned by its employees. As of December 31, 2020, GSI Capital had approximately $169.3 million in assets under advisement (discretionary and nondiscretionary assets). Pursuant to the Sub-Advisory Agreement with the Trust on behalf of the Fund, and ALPS Advisors, GSI Capital furnishes an investment program for the Fund and manages the investment operations and composition of the Fund.

The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.

This Prospectus and the Statement of Additional Information provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the Statement of Additional Information is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.

Approval of Advisory Agreement and Sub-Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement and Sub-Advisory Agreement will be available in the Fund’s semi-annual report to shareholders for the period ending May 31, 2021.

Manager of Managers Structure

The Trust and the Adviser operate under a manager-of-managers structure under an order issued by the SEC (the “Order”). The Order permits the Adviser to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means the Adviser has the ultimate responsibility, subject to oversight by the Board of Trustees, to oversee the Sub-Adviser and recommend the hiring, termination and replacement of a sub-adviser.

The Trust will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in an information statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement. The Order enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining further shareholder approval of sub-advisory agreements. The Order does not permit investment advisory fees paid by a Fund to be increased or change the Adviser’s obligation under the Advisory Agreement, including the Adviser’s responsibility to monitor and oversee sub-advisory services furnished to a Fund, without further shareholder approval. Pursuant to the Order, the Adviser is not required to disclose its contractual fee arrangement with any sub-adviser.

The Adviser will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended, (the “1940 Act”), of the Trust or the Adviser other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. The Adviser compensates each sub-adviser out of its management fee.

Portfolio Management

The Sub-Adviser furnishes an investment program for the Fund, manages the investment portfolio of the Fund and directs the purchase and sale of the Fund’s investment securities.

The portfolio managers are primarily responsible for the day-to-day management of the Fund. The individuals listed below are members of the investment management team at GSI Capital that manages the Fund’s investments and reinvestment of assets.

Nicholas Tannura, Chief Investment Officer of GSI Capital, has been a Portfolio Manager of the Fund since inception. Mr. Tannura is responsible for leading the research and investment efforts of GSI Capital. Most recently, Mr. Tannura was the Founder and Portfolio Manager for Silverpath Capital Management – a long/short equity hedge fund focused on real asset securities. Prior to his role at Silverpath Capital Management, Mr. Tannura was responsible for the equities investment business of Brookfield Investment Management until 2011. He has over thirty years of experience as an investment manager with significant public and private market experience. Mr. Tannura received his M.B.A. in international finance from the University of Chicago and his B.B.A. from Loyola University.

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Julie Pence, Portfolio Manager of GSI Capital, has been a Portfolio Manager of the Fund since inception. Ms. Pence is responsible for the daily operations of portfolio management, including trading activity and capital flows. Prior to becoming a Portfolio Manager in 2011, Ms. Pence was a Research Associate at Green Street Advisors, LLC, covering the health care, strip center, and mall sectors. Before joining Green Street Advisors, LLC in 2005, Ms. Pence was a Senior Business Planner at Tricon Global Restaurants (currently YUM! Brands, Inc.). Ms. Pence earned her M.B.A. in Finance from the Anderson School at UCLA and her B.A. from University of California, Santa Barbara.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.

Purchase and Redemption of Shares

General

The Shares are issued or redeemed by the Fund at NAV per Share only in Creation Unit size. See “How to Buy and Sell Shares.”

Most investors buy and sell Shares of the Fund in secondary market transactions through brokers. Shares of the Fund are listed for trading in the secondary market on the Nasdaq Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Fund trades on the Nasdaq Exchange at prices that may differ to varying degrees from the daily NAV of the Shares. Given that the Fund’s Shares can be issued and redeemed in Creation Units, large discounts and premiums to NAV should not be sustained for long. The Fund trades under the Nasdaq Exchange ticker symbol REIT.

Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from the Fund, and shareholders may tender their Shares for redemption directly to the Fund, only in Creation Units of 5,000 Shares, as discussed in the “How to Buy and Sell Shares” section below.

Book-Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes (except for tax purposes).

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or “street name” form.

How to Buy and Sell Shares

Pricing Fund Shares

The trading price of the Fund’s Shares on the Nasdaq Exchange may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The Nasdaq Exchange disseminates the approximate value of Shares of the Fund every fifteen seconds. The approximate value calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close. As a result, premiums and discounts between the approximate value and the market price could be affected. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to its accuracy.

The NAV per Share for the Fund is determined once daily as of the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time, each day the NYSE is open for trading. NAV per Share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of Shares outstanding.

Equity securities are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. For securities traded on the Nasdaq Exchange, the Nasdaq Exchange’s Official Closing Price generally will be used. Mutual funds, such as government money market funds, are valued at their last closing net asset value. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. Securities for which market quotations are not readily available, including restricted securities, are valued by a method that the Trustees believe accurately reflects fair value. Securities will be valued

14	Prospectus | February 12, 2021

at fair value when market quotations are not readily available or are deemed unreliable, such as when a security’s value or meaningful portion of the Fund’s portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE. In such a case, the value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units (large specified blocks of 5,000 Shares) directly with the Fund must have entered into an authorized participant agreement (such investors being “Authorized Participants” or “APs”) with ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”), and accepted by the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

How to Buy Shares

In order to purchase Creation Units of the Fund, an investor must generally deposit a designated portfolio of equity securities (the “Deposit Securities”) and generally make a small cash payment referred to as the “Cash Component.” For those APs that are not eligible for trading a Deposit Security, and in such other circumstances as the Sub-Adviser believes are in the best interests of a Fund, custom orders are available. The list of the names and the numbers of shares of the Deposit Securities is made available by the Fund’s custodian through the facilities of the National Securities Clearing Corporation (the “NSCC”) immediately prior to the opening of business each day of the Nasdaq Exchange. The names and quantities of the instruments that constitute the Deposit Securities will be the same as the Portfolio Reference Basket except to the extent that the Fund requires purchases and redemptions to be made entirely or in part on a cash basis. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities. In the case of custom orders, cash-in-lieu may be added to the Cash Component to replace any Deposit Securities that the AP may not be eligible to trade or the Sub-Adviser believes are in the best interests of a Fund not to accept in kind.

Orders must be placed in proper form by or through a participant of the DTC (“DTC Participant”) that has entered into an agreement with the Distributor, and accepted by the transfer agent, with respect to purchases and redemptions of Creation Units. All standard orders must be placed for one or more whole Creation Units of Shares of the Fund and must be received by the distributor in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern time) (“Closing Time”) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the distributor no later than one hour prior to Closing Time in order to receive that day’s closing NAV per Share. A custom order may be placed by an AP in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or any other relevant reason.

A fixed creation transaction fee of $150 per transaction (the “Creation Transaction Fee”) is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional variable charge for cash creations or partial cash creations may also be imposed to compensate the Fund for the costs associated with buying the applicable securities. The Fund may adjust these fees from time to time based on actual experience. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of the Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain cash at least equal to 115% of the market value of the missing Deposit Securities on deposit with the Trust.

For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Legal Restrictions on Transactions in Certain Stocks

An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the purchase of a Creation Unit may, at the Fund’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

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Redemption of Shares

Shares may be redeemed only in Creation Units at their NAV and only on a day the Nasdaq Exchange is open for business. The Fund’s custodian makes available immediately prior to the opening of business each day of the Nasdaq Exchange, through the facilities of the NSCC, the list of the names and the numbers of shares of the Fund’s portfolio securities that will be applicable that day to redemption requests in proper form (“Fund Securities”). The names and quantities of the instruments that constitute the Fund Securities will be the same as the Portfolio Reference Basket except to the extent that the Fund requires purchases and redemptions to be made entirely or in part on a cash basis. Unless cash redemptions are available or specified for the Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for, by or on behalf of the redeeming shareholder.

An order to redeem Creation Units of the Fund may only be effected by or through an Authorized Participant. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.

A fixed redemption transaction fee of $150 per transaction (the “Redemption Transaction Fee”) is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable charge for cash redemptions or partial cash redemptions may also be imposed to compensate the Fund for the costs associated with selling the applicable securities. The Fund may adjust these fees from time to time based on actual experience. The Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities, however, the Fund may, in its discretion, reject any such request.

For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries

The Adviser, the Sub-Adviser, or its affiliates may make payments to broker-dealers or other financial intermediaries (each, an “Intermediary”) related to marketing activities and presentations, educational training programs, the support of technology platforms and/ or reporting systems, or their making shares of the Fund and certain other series of the Trust available to their customers. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by the Adviser, the Sub-Adviser, or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the Trust, including the Fund. Payments of this type are sometimes referred to as revenue-sharing payments. An Intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an Intermediary create conflicts of interest between the Intermediary and its customers and may cause the Intermediary to recommend the Fund or other series of the Trust over another investment. More information regarding these payments is contained in the SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from the Adviser, the Sub-Adviser, or its affiliates.

Distributions

Dividends and Capital Gains. Fund shareholders are entitled to their share of the Fund’s income and net realized gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

The Fund typically earns income dividends from stocks. These amounts, net of expenses, are passed along to Fund shareholders as “income dividend distributions.” The Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as “capital gain distributions.”

Income dividends, if any, are distributed to shareholders quarterly. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended. Some portion of each distribution may result in a return of capital (which is a return of the shareholder’s investment in a fund). Fund shareholders will be notified regarding the portion of the distribution that represents a return of capital.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.

16	Prospectus | February 12, 2021

Frequent Purchases and Redemptions

The Fund imposes no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Fund’s shareholders when they determined that no restriction or policy was necessary. The Board considered that, unlike traditional mutual funds, the Fund issues and redeems its Shares at NAV for a basket of securities intended to mirror the Fund’s portfolio, plus a small amount of cash, and the Fund’s Shares may be purchased and sold on the exchange at prevailing market prices. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by the Fund’s shareholders or (b) any attempts to market time the Fund by its shareholders would result in negative impact to the Fund or its shareholders.

Fund Service Providers

ALPS Fund Services, Inc. (“ALPS”) is the administrator and fund accounting agent of the Fund.

State Street Bank and Trust Company is the custodian and transfer agent for the Fund.

Dechert LLP serves as counsel to the Fund.

Deloitte & Touche LLP serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

Federal Income Taxation

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in the Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

●	The Fund makes distributions,
●	You sell your Shares listed on the Nasdaq Exchange, and
●	You purchase or redeem Creation Units.

Taxes on Distributions

Dividends from net investment income, if any, are declared and paid quarterly. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Dividends paid out of the Fund’s income and net short-term capital gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

The maximum individual rate applicable to long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. In addition, some ordinary dividends declared and paid by the Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter.

A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

Under recent tax legislation, individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary dividends from REITs. IRS regulations allow the Fund to pass through to its shareholders such taxable ordinary dividends from REITs. Accordingly, individual (and certain other non-corporate) shareholders of the Fund that have received such taxable ordinary dividends from REITs may be able to take advantage of this 20% deduction with respect to any such amounts passed through.

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Unlike other ETFs, the securities in the Fund’s basket of securities exchanged for a Creation Unit will not correspond pro rata to the positions in the Fund’s portfolio, and the Fund may effect its creations and redemptions partially or wholly for cash rather than on an in-kind basis. Because of this, the Fund may be unable to realize certain tax benefits associated with in-kind transfers of portfolio securities that may be realized by other ETFs. Shareholders may be subject to tax on gains they would not otherwise have been subject to and/or at an earlier date than if the Fund had effected redemptions wholly on an in-kind basis.

Dividends, interest and gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If you are not a citizen or permanent resident of the United States, or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax (and certain capital gain dividends may be subject to a 21% withholding tax and may subject a non-U.S. investor to U.S. income tax filing obligations), unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Prospective investors are urged to consult their tax advisors concerning the applicability of the U.S. withholding tax.

The Fund generally would be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number (generally your social security number) or otherwise provide proof of an applicable exemption from backup withholding. The backup withholding rate for an individual is 24%.

Taxes on Exchange-Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions, and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws. Changes in applicable tax authority could materially affect the conclusions discussed above and could adversely affect the Fund, and such changes often occur.

Other Information

Additional Information about the Fund

The Fund is a semi-transparent actively managed ETF that operates pursuant to an SEC exemptive order. In many respects the Fund operates similarly to traditional ETFs. For example, as described in this Prospectus, shares of the Fund are generally purchased and redeemed in Creation Unit aggregations through Authorized Participants, Shares of the Fund are listed and traded on a stock exchange, and individual investors can purchase or sell shares in less than Creation Unit sizes and for cash in the secondary market through a broker. The Fund’s Creation Units generally can be purchased or redeemed in-kind and/or for cash in exchange for the Portfolio Reference Basket.

Portfolio Reference Basket Structure

However, the Fund has some novel features that differentiate it from traditional ETFs. As described above, the Fund does not disclose its Actual Portfolio each business day, and instead, the Fund discloses other information to the market that is designed to facilitate arbitrage opportunities in Fund Shares to maintain efficient secondary market trading of Shares. On each business day before the commencement of trading in Shares on the listing exchange, the Fund publishes on its website a Portfolio Reference Basket that is designed to closely track the daily performance of the Fund’s Actual Portfolio. The Portfolio Reference Basket is comprised of all of the names of the securities in the Fund’s Actual Portfolio, and only the securities that are in the Fund’s Actual Portfolio (unless cash or cash equivalents are included), although the weightings of such holdings in the Portfolio Reference Basket will differ from the Actual Portfolio. The Portfolio Reference Basket will have a minimum weightings overlap of 90% with the Fund’s Actual Portfolio at the beginning of each trading day.

18	Prospectus | February 12, 2021

The Portfolio Reference Basket is constructed utilizing a proprietary algorithmic process to minimize daily deviations in return of the Portfolio Reference Basket relative to the Actual Portfolio and is used to facilitate the creation/redemption process and arbitrage. The Portfolio Reference Basket may be updated daily. In determining whether to update the Portfolio Reference Basket, the Sub-Adviser will consider various factors, including relative valuation of individual securities, liquidity of the securities in the Portfolio Reference Basket, tracking error of the Portfolio Reference Basket relative to the Actual Portfolio, and the cost to create and trade the Portfolio Reference Basket.

Guardrail Amount

In addition to the disclosure of the Portfolio Reference Basket, the Fund also publishes the Portfolio Reference Basket Disclosures (which include, among other things, the “Guardrail Amount”) on its website on each business day before the commencement of trading in Shares on the Nasdaq Exchange. The Guardrail Amount is the maximum deviation between the weightings of the specific securities in the Portfolio Reference Basket and the weightings of those specific securities in the Actual Portfolio, as well as between the weighting of the respective cash positions. The Guardrail Amount is intended to ensure that no individual security in the Portfolio Reference Basket will be overweighted or underweighted by more than the publicly disclosed percentage when compared to the actual weighting of each security within the Actual Portfolio as of the beginning of each trading day. The Guardrail Amount is designed to help investors evaluate the risk of tracking error, which is the degree to which the performance of the Portfolio Reference Basket deviates from the performance of the Actual Portfolio.

Investment in the Fund by Other Investment Companies

For purposes of the 1940 Act, the Fund is a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in other investment companies, including Shares of the Fund. The SEC has adopted an exemptive rule permitting registered investment companies to invest in other investment companies, such as the Fund, beyond the limits of Section 12(d)(1) subject to certain conditions.

Disclosure of Portfolio Holdings

Investors can access information about the Portfolio Reference Basket and Portfolio Reference Basket Disclosures for each business day on www.alpsfunds.com. The Fund discloses its complete portfolio holdings on www.alpsfunds.com on a quarterly basis with a 60 day lag. On a daily basis, per Share for the Fund, the prior Business Day’s NAV and the closing price or the Bid/Ask Price, and a calculation of the premium or discount of the Closing Price or Bid/Ask Price against such NAV is also available at www.alpsfunds.com. Other information regarding premiums/discounts that ETFs registered under the 1940 Act may be required to provide is also available on www.alpsfunds.com. A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Premium/Discount Information

Information regarding how often the Shares of the Fund traded on the Nasdaq Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the prior calendar year and subsequent quarters, when available, can be found at www.alpsfunds.com.

Financial Highlights

The Fund has not yet commenced operations and therefore does not have a financial history.

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INTENTIONALLY LEFT BLANK

For More
Information

Existing Shareholders or Prospective Investors ● Call your financial professional ● www.alpsfunds.com	Dealers ● www.alpsfunds.com ● Distributor Telephone: 866.759.5679

Investment Adviser

ALPS Advisors, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

Distributor

ALPS Portfolio Solutions Distributor, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Sub-Adviser

GSI Capital Advisors LLC
23 Corporate Plaza, Suite 150
Newport Beach, CA 92660

Transfer Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
1601 Wewatta Street
Suite 400
Denver, Colorado 80202

A Statement of Additional Information dated February 12, 2021, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

You will find additional information about the Fund in its annual and semi-annual reports to shareholders, when available. The annual report will explain the market conditions and investment strategies affecting the Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund’s shareholder reports, prospectus, Form N-CSR, Form N-CEN, or the Statement of Additional Information by calling 866.759.5679. Free copies of the Fund’s shareholder reports, prospectus, and the Statement of Additional Information are available from our website at www.alpsfunds.com.

The Fund sends only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

Information about the Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed on the EDGAR database on the SEC’s internet site (http://www.sec.gov). You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address: publicinfo@sec.gov.

PROSPECTUS

Distributor

ALPS Portfolio Solutions Distributor, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

February 12, 2021

Investment Company Act File No. 811-22175.

Investment Company Act File No. 811-22175

ALPS ETF Trust

Fund	Ticker	Principal Listing Exchange
ALPS Active REIT ETF	REIT	Nasdaq Stock Market LLC

Statement of Additional Information

Dated February 12, 2021

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus dated February 12, 2021 for the ALPS Active REIT ETF (the “Fund”), a series of the ALPS ETF Trust (the “Trust”), as it may be revised from time to time. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust’s distributor, ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”), or by calling toll free 866.759.5679.

The Fund’s most recent Annual Report, when available, is incorporated by reference into this SAI and can be obtained free of charge, by calling the toll-free number printed above.

GENERAL DESCRIPTION OF THE TRUST AND THE FUND

The Trust was organized as a Delaware statutory trust on September 13, 2007 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The offering of the Fund’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). This SAI relates to the ALPS Active REIT ETF (the “Fund”). The Fund is an exchange-traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities. Similar to shares of a mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities. The shares of the Fund are referred to herein as “Shares” or “Fund Shares.”

The Fund is an actively-managed exchange-traded fund that seeks total return through dividends and capital appreciation. The Fund operates pursuant to an exemptive order from the Securities and Exchange Commission (“SEC”) issued on January 21, 2021 (“Order”). In many respects the Fund operates similarly to traditional ETFs. The Fund issues and redeems shares on a continuous basis at net asset value per share (“NAV”) in aggregations of a specified number of shares called “Creation Units”. Creation Units generally are issued in exchange for portfolio securities and an amount of cash. Shares are listed and traded on an exchange. Shares trade in the secondary market at market prices that may differ from the shares’ NAV. Shares are not individually redeemable, but are redeemable only in Creation Unit aggregations, also in exchange for portfolio securities and an amount of cash. Shareholders who are not Authorized Participants (as defined herein), therefore, will not be able to purchase or redeem shares directly with or from the Fund. Instead, most shareholders who are not Authorized Participants will buy and sell shares in the secondary market through a broker.

The Fund also has some novel features that differentiate it from traditional ETFs. Unlike traditional ETFs that publish their portfolio holdings on a daily basis, on each business day the Fund discloses the identities of all portfolio holdings, but not the exact quantities or weightings, which may affect the price at which shares of the Fund trade in the secondary market. Instead, the Fund publishes each business day on its website a portfolio transparency substitute - the “Portfolio Reference Basket” – which is designed to closely track the daily performance of the Fund but is not the Fund’s actual portfolio (“Actual Portfolio”). The Portfolio Reference Basket is comprised of all of the names of the securities in the Actual Portfolio, and only the securities that are in the Actual Portfolio (unless cash is specified). The Portfolio Reference Basket will have a minimum weightings overlap of 90% with the Actual Portfolio at the beginning of each trading day. The Fund also publishes each business day on its website the “Guardrail Amount,” which is the maximum deviation between the weightings of the specific securities in the Portfolio Reference Basket and the weightings of those specific securities in the Actual Portfolio, as well as between the weighting of the respective cash positions. The Guardrail Amount is designed to help investors evaluate the risk of tracking error, which is the difference in the performance of the Portfolio Reference Basket from the performance of the Actual Portfolio. The Adviser, on behalf of the Fund, has entered into a license agreement with Blue Tractor Group, LLC in order to operate the Fund under the Portfolio Reference Basket structure.

Under the terms of the Order, the Fund’s investments are limited to the following: Exchange-traded funds, Exchange-traded notes, Exchange listed common stocks, common stocks listed on a foreign exchange that trade on such exchange contemporaneously with the Fund Shares, Exchange-traded preferred stocks, Exchange-traded American Depositary Receipts (ADRs), Exchange-traded real estate investment trusts, Exchange-traded commodity pools, Exchange-traded metals trusts, Exchange-traded currency trusts and exchange-traded futures that trade contemporaneously with the Fund Shares, as well as cash and cash equivalents (which are short-term U.S. Treasury securities, government money market funds, and repurchase agreements). For purposes of the foregoing sentence, “Exchange” refers to national securities exchanges as defined in Section 2(a)(26) of the 1940 Act. All futures contracts must be traded on a U.S. futures exchange. The Fund will not: borrow for investment purposes; hold short positions; or invest in “penny stocks” (as defined in Rule 3a51-1 under the Securities Exchange Act of 1934 (“Exchange Act”)). The Fund will not purchase any securities that are illiquid investments (as defined in Rule 22e-4(a)(8) of the 1940 Act) at the time of purchase.

The Portfolio Reference Basket also constitutes the names and quantities of instruments to be exchanged with the Fund for both purchases and redemptions of Fund Shares, as described further under the heading “Creation and Redemption of Creation Unit Aggregations” below.

The Fund discloses its complete portfolio holdings, on www.alpsfunds.com on a quarterly basis with a 60 day lag.

The 1940 Act classifies management investment companies as either diversified or non-diversified. The Fund is classified as “non-diversified.” The Fund is managed by ALPS Advisors, Inc. (“ALPS Advisors” or the “Adviser”). GSI Capital Advisors, LLC (“GSI Capital” or the “Sub-Adviser”) is the Fund’s Sub-Adviser.

The Fund will offer and issue Shares at net asset value (“NAV”) only in aggregations of a specified number of Shares (each a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for a basket of securities (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). The Fund Shares are listed on the Nasdaq Stock Market LLC (“Nasdaq Exchange” or the “Exchange”) under the trading symbol REIT. Fund Shares will trade on the Exchange at market prices that may be below, at or above NAV. Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are aggregations of 5,000 Shares. In the event of the liquidation of the Fund, the Trust may lower the number of Shares in a Creation Unit.

The Trust reserves the right to offer a “cash” option for creations and redemptions of Fund Shares. Fund Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. See the “Creation and Redemption of Creation Unit Aggregations” section. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities.

EXCHANGE LISTING AND TRADING

Shares of the Fund have been approved for listing and trading on the Exchange. The Fund Shares trade on the Exchange at prices that may differ to some degree from its NAV. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Fund will continue to be met. The Exchange may, but is not required to, remove the Shares of the Fund from listing if, among other things (i) following the initial 12-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Fund Shares; (ii) either the Portfolio Reference Basket or the holdings of the Fund’s portfolio are not made available to all market participants at the same time; (iii) the Fund has failed to file any filings required by the SEC or the Exchange is aware that the Fund is not in compliance with the conditions of any exemptive order or no-action relief granted by the SEC or its staff under the 1940 Act with respect to the Fund; (iv) the Exchange’s ongoing listing requirements are not continuously maintained; (v) any of the continuous listing representations for the issue of the Fund Shares are not continuously met; or (vi) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the exchange inadvisable. The Exchange will remove the Fund Shares from listing and trading upon termination of the Fund. In addition, if 10% or more of the Fund’s Actual Portfolio does not have readily available market quotations, the Fund will promptly request that the Exchange halt trading in the Fund’s Shares.

As in the case of other stocks traded on the Exchanges, broker’s commissions on transactions will be based on negotiated commission rates at customary levels.

Unlike other actively managed ETFs that publish their portfolio holdings on a daily basis, the Fund does not publicly disclose the composition of its portfolio each business day, which may affect the price at which Shares of the Fund trade in the secondary market. Given the differences between the Fund and ETFs that disclose their complete holdings daily, there is a risk that market prices of the Fund may vary significantly from NAV, and that the Fund Shares may trade at a wider bid/ask spread – and therefore cost investors more to trade – than shares of traditional ETFs. These risks are heightened during periods of market disruption or volatility. In addition, although the Fund seeks to benefit from keeping its portfolio information secret, market participants may attempt to use the Portfolio Reference Basket to identify the Fund’s trading strategy. If successful, this could result in such market participants engaging in certain predatory trading practices that may have the potential to harm the Fund and its shareholders, such as front running the Fund’s trades of portfolio securities.

The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

INVESTMENT RESTRICTIONS AND POLICIES

The investment restrictions set forth below have been adopted by the Board of Trustees of the Trust (the “Board”) as fundamental policies that cannot be changed with respect to the Fund without the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund. The investment objective of the Fund and all other investment policies or practices of the Fund are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. For purposes of the 1940 Act, a “majority of the outstanding voting securities” means the lesser of the vote of (i) 67% or more of the Shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding Shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Shares of the Fund.

Except for restriction (2) and (4)(iii) below, any limitation that involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund. With respect to the Fund’s fundamental investment restriction (7) below, asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

Notwithstanding the fundamental and non-fundamental investment limitations provided below, the Fund’s investments and operations will be limited by the terms and conditions of the Order.

As a matter of fundamental policy, the Fund (except as otherwise noted below) may not:

(1) Invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(2) Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its total assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).

(3) Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

(4) Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets.

(5) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(7) Issue senior securities, except as permitted under the 1940 Act.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed at any time by the Board of Trustees without shareholder approval. The Fund may not:

(1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

(3) Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

(4) Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund’s net assets would be invested in illiquid securities.

(5) Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in securities of issuers that engage in these activities.

INVESTMENT POLICIES

The investment objective and principal investment strategies for the Fund are provided in its Prospectus. The investment objective of the Fund is a non-fundamental policy that can be changed by the Board of Trustees without approval by shareholders. The Fund may not invest in all of the investments listed below. The Fund uses investment techniques commonly used by other exchange traded funds.

INVESTMENT POLICIES AND RISKS

A discussion of the risks associated with an investment in the Fund is contained in the Fund’s Prospectus under the headings “Principal Investment Risks,” “Principal Risks of Investing in the Fund” and “Additional Risk Considerations.” The discussion below supplements, and should be read in conjunction with, such sections of the Fund’s Prospectus. Notwithstanding the discussion below, the Fund’s investments and operations will be limited by the terms and conditions of the Order.

General Considerations and Risks

Investment in the Fund should be made with an understanding that the value of the portfolio of securities held by the Fund may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks generally and other factors.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Dividend Risk. There is no guarantee that the issuer of the stocks held by the Fund will declare dividends in the future or that if declared, they will either remain at current levels or increase over time.

Loans of Portfolio Securities. The Fund may lend its investment securities to approved borrowers. Any gain or loss on the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. These loans cannot exceed 33 1/3% of the Fund’s total assets.

Approved borrowers are brokers, dealers, domestic and foreign banks, or other financial institutions that meet credit or other requirements as established by the securities lending agent, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act and the rules and regulations thereunder or interpretations of the SEC, which require that (a) the borrowers pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government having a value at all times of not less than 102% of the value of the securities loaned (on a “mark-to-market” basis, and maintained in an amount equal to at least 100% of the value of the portfolio securities being lent); (b) the loan be made subject to termination by the Fund at any time; and (c) the Fund receives reasonable interest on the loan. Notwithstanding clause (a) of the foregoing sentence, the Order limits the Fund’s non-equity investments to the cash and cash equivalents described in “Money Market Instruments” below. From time to time, the Fund may return a part of the interest earned from the investment of collateral received from securities loaned to the borrower and/or a third party securities lending agent that is unaffiliated with the Fund and that is acting as a finder.

Risks of Securities Lending. The Fund will not have the right to vote securities while they are on loan, but it will recall securities on loan if the Adviser determines that the shareholder meeting is called for purposes of voting on material events that could have a material impact on the Fund’s loaned securities and for which the vote could be material to the Fund. The Fund would receive income in lieu of dividends on loaned securities and may, at the same time, generate income on the loan collateral or on the investment of any cash collateral.

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering securities loaned or gaining access to the collateral. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the loaned securities increases and the collateral is not increased accordingly. Securities lending also involves exposure to operational risk (the risk of loss resulting from errors in the settlement and accounting process) and “gap risk” (the risk that the return on cash collateral reinvestments will be less than the fees paid to the borrower).

Any cash received as collateral for loaned securities may be invested in Money Market Instruments (as defined below). The Fund bears the risk of such investments. Investing this cash subjects that investment to market appreciation or depreciation. For purposes of determining whether the Fund is complying with its investment policies, strategies and restrictions, the Fund or the Adviser will consider the loaned securities as assets of the Fund, but will not consider any collateral received as the Fund asset. The Fund will bear any loss on the investment of cash collateral. The Fund may have to pay the borrower a fee based on the amount of cash collateral. The Fund may pay lending fees to a party arranging the loan.

Regulations adopted by the global prudential regulators require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Securities lending agreements are included in the category of qualified financial contracts (as well as repurchase agreements). The restrictions prevent the Fund from closing out a qualified financial contract during a specified time period (e.g., two days) if the counterparty is subject to resolution proceedings and prohibit the Fund from exercising default rights during that period due to a receivership or similar proceeding of an affiliate of the counterparty. Implementation of these requirements may increase credit and other risks to the Fund.

Senior Securities. In general, the Fund may not issue any class of senior security, except within the limitations of the 1940 Act. These limitations allow the Fund to (i) borrow from banks, provided that immediately following any such borrowing there is an asset coverage of at least 300% (the “Asset Coverage Requirement”) for all Fund borrowings, and (ii) engage in trading practices which could be deemed to involve the issuance of a senior security, including but not limited to futures, provided that the Fund earmarks or segregates liquid assets in accordance with applicable SEC regulations and interpretations.

Repurchase Agreements. The Fund may enter into repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers (“Qualified Institutions”). The Adviser will monitor the continued creditworthiness of Qualified Institutions.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked-to-market daily.

Money Market Instruments. The Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which the Fund may invest include: (i) short-term U.S. Treasury securities issued by the U.S. Government; (ii) repurchase agreements; and (iii) government money market mutual funds.

Investment Companies. The Fund may invest in the securities of other ETFs. Under the 1940 Act, the Fund’s investment in ETFs is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets of investment companies in the aggregate, unless pursuant to certain regulatory exemptions from these percentage limits.

Illiquid Securities. The Fund will not purchase any securities that are illiquid investments (as defined in Rule 22e-4(a)(8) of the 1940 Act) at the time of purchase. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets. The Fund’s investments in restricted and illiquid securities, if any, may entail greater risk than investments in other types of securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

Futures. The Fund may utilize exchange-traded futures that are traded on a U.S. futures exchange contemporaneously with the Fund Shares.

Futures contracts generally provide for the future sale by one party and purchase by another party of a specified amount of a commodity at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the price of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

Futures traders are required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits, which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, the Fund would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

The Fund may use exchange-traded futures, together with positions in cash and cash equivalents.

Restrictions on the Use of Futures Contracts. Pursuant to a claim for exemption filed with the Commodity Futures Trading Commission (“CFTC”) on behalf of the Fund, neither the Fund nor the Trust are deemed to be a “commodity pool” or “commodity pool operator” (“CPO”), respectively, under the Commodity Exchange Act (“CEA”), and they are not subject to registration or regulation as such under the CEA. The Adviser is not deemed to be a “commodity trading advisor” with respect to its services as an investment adviser to the Fund. The CFTC has adopted certain regulatory changes that will subject the adviser of an investment company to registration with the CFTC as a CPO if the investment company is unable to comply with certain trading and marketing limitations.

With respect to investments in commodity futures used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures markets. In the event that the Adviser were required to register as a CPO with respect to the Fund, the disclosure and operations of the Fund would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase operational expenses. Other potentially adverse regulatory initiatives could also develop.

Risks of Futures Transactions. All futures contracts in which the Fund may invest will be listed on a U.S. futures exchange and trade contemporaneously with the Fund Shares. Positions in futures contracts may be closed out only on an exchange which provides a secondary market therefore. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it has sold.

The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies (e.g., selling uncovered index futures contracts) is potentially unlimited. The Fund does not plan to use futures contracts, when available, in this manner. The risk of loss in a futures position may still be large, as traditionally measured, due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund, however, intends to utilize futures contracts in a manner designed to limit its risk exposure to that which is comparable to what they would have incurred through direct investment in securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy or insolvency of a broker with whom the Fund has an open position in the futures contract.

Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Cybersecurity Risk. In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund is susceptible to operational, information security, and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the Fund’s operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on the Fund’s website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Cyber-attacks have the potential to interfere with the processing of Authorized Participant transactions and shareholder transactions on the Exchanges. Furthermore, cyber security failures or breaches by the Fund’s service providers (including, but not limited to, the adviser, distributor, custodian, transfer agent, financial intermediaries, and sub-adviser (if applicable)) may cause disruptions and impact the service providers’ and the Fund’s business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business and the Fund to process transactions, inability to calculate the Fund’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result of successful cyber-attacks against, or security breakdowns of, the Fund or its third party service providers.

The Fund may incur substantial costs to prevent or address cyber incidents in the future. In addition, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot directly control any cyber security plans and systems put in place by third party service providers. Cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

Future Developments. The Board may, in the future, authorize the Fund to invest in securities and investments other than those listed in this SAI and in the Fund’s Prospectus, provided they are consistent with the Fund’s investment objective and do not violate any fundamental investment restrictions or policies, and do not present material risks other than those listed in this SAI and/or the Fund’s Prospectus, as those may be amended or supplemented from time to time. Any such future investments will be consistent with the Order.

Debt Obligations. The Fund’s investments in debt securities are limited to short-term U.S. Treasury securities and exchange-traded notes. Debt obligations are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values.

Exchange Traded Funds (ETFs). ETFs are shares of other investment companies, commodity pools, or other entities that are traded on an exchange. Typically, assets underlying the ETF shares are stocks, though they may also be commodities or other instruments. An ETF may seek to replicate the performance of a specific index or may be actively managed.

Typically, shares of an ETF that tracks an index are expected to increase in value as the value of the underlying benchmark increases. However, in the case of inverse ETFs (also called “short ETFs” or “bear ETFs”), ETF shares are expected to increase in value as the value of the underlying benchmark decreases. Inverse ETFs seek to deliver the opposite of the performance of the benchmark they track and are often marketed as a way for investors to profit from, or at least hedge their exposure to, downward moving markets. Investments in inverse ETFs are similar to holding short positions in the underlying benchmark.

ETF shares are redeemable only in large blocks of shares often called “creation units” by persons other than a fund, and are redeemed principally in-kind at each day's next calculated NAV per share. ETFs typically incur fees that are separate from those fees incurred directly by a fund. A fund's purchase of ETFs results in the layering of expenses, such that the Fund would indirectly bear a proportionate share of any ETF's operating expenses. Further, while traditional investment companies are continuously offered at NAV, ETFs are traded in the secondary market (e.g., on a stock exchange) on an intra-day basis at prices that may be above or below the value of their underlying portfolios.

Some of the risks of investing in an ETF that tracks an index are similar to those of investing in an indexed mutual fund, including tracking error risk (the risk of errors in matching the ETF's underlying assets to the index or other benchmark); and the risk that because an ETF that tracks an index is not actively managed, it cannot sell stocks or other assets as long as they are represented in the index or other benchmark. Other ETF risks include the risk that ETFs may trade in the secondary market at a discount from their NAV and the risk that the ETFs may not be liquid. ETFs also may be leveraged. Leveraged ETFs seek to deliver multiples of the performance of the index or other benchmark they track and use derivatives in an effort to amplify the returns (or decline, in the case of inverse ETFs) of the underlying index or benchmark. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Most leveraged and inverse ETFs "reset" daily, meaning they are designed to achieve their stated objectives on a daily basis. Leveraged and inverse ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods.

Exchange Traded Notes (“ETNs”). ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines aspects of both bonds and ETFs. An ETN's returns are based on the performance of a market index or other reference asset minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the market index or other reference asset to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs typically do not make periodic interest payments and principal typically is not protected.

ETNs also incur certain expenses not incurred by their applicable index. The market value of an ETN is determined by supply and demand, the current performance of the index or other reference asset, and the credit rating of the ETN issuer. The market value of ETN shares may differ from their intraday indicative value. The value of an ETN may also change due to a change in the issuer's credit rating. As a result, there may be times when an ETN's share trades at a premium or discount to its NAV. Some ETNs that use leverage in an effort to amplify the returns of an underlying index or other reference asset can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater.

Preferred Stock. The Fund may invest in preferred stock. Preferred stock, unlike common stock, often offers a stated dividend rate payable from a corporation’s earnings. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the dividend to be paid is set by auction and will often be reset at stated intervals. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Exchange-Traded Commodity Pools and Exchange-Traded Metals Trusts. The Fund may invest in exchange-traded commodity pools and exchange-traded metal trusts. Commodities are assets that have tangible properties, such as oil, metals, livestock or agricultural products. Historically, commodity investments have had a relatively high correlation with changes in inflation and a relatively low correlation to stock and bond returns. The ability of the Fund to invest directly in commodities is subject to significant limitations in order to enable the Fund to maintain its status as a RIC under the Code. See the section “Taxes” below for more information. The Fund may lose money on its commodity investments.

Exchange-Traded Real Estate Securities. The Fund may invest in exchange-traded securities of companies in the real estate industry, including exchange-traded REITs, and is, therefore, subject to the special risks associated with the real estate market and the real estate industry in general. Companies in the real estate industry are considered to be those that (i) have principal activity involving the development, ownership, construction, management or sale of real estate; (ii) have significant real estate holdings, such as hospitality companies, supermarkets and mining, lumber and paper companies; and/or (iii) provide products or services related to the real estate industry, such as financial institutions that make and/or service mortgage loans and manufacturers or distributors of building supplies. Securities of companies in the real estate industry are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws.

Exchange-Traded REITs

The Fund may invest in exchange-traded REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended and changes in interest rates. REITs, whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for the favorable tax treatment available to REITs under the Code and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks, including prepayment risk. When interest rates decline, the value of REITs' investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of REITs' investment in fixed rate obligations can be expected to decline. If REITs invest in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on REITs' investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than more widely held securities.

The Fund’s investment in REITs may result in the Fund making distributions that constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. In addition, distributions by the Fund from REITs will not qualify for the corporate dividends-received deduction or, generally, for treatment as qualified dividend income.

Exchange-Traded American Depositary Receipts. The Fund may gain exposure to foreign equity securities by purchasing exchange-traded American Depositary Receipts. Depositary receipts are instruments issued by banks that represent an interest in foreign equity securities held by arrangement with the bank. Depositary receipts can be either “sponsored” or “unsponsored.” Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities and, therefore, less information about the issuer of the underlying equity securities may be available and the price may be more volatile than in the case of sponsored depositary receipts. American Depositary Receipts (“ADRs”) are depositary receipts that are bought and sold in the United States and are typically issued by a U.S. bank or trust company. The Fund may invest in exchange-traded ADRs that are registered under the Securities Act on Form F-6. All depositary receipts, including those denominated in U.S. dollars, will be subject to foreign currency risk. Because the Fund may invest in exchange-traded ADRs, changes in foreign economies and political climates are more likely to affect the Fund than a fund that invests exclusively in U.S. companies. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. If the Fund’s portfolio is over-weighted in a certain geographic region, a negative development affecting that region will have a greater impact on the Fund than the fund that is not over-weighted in that region.

SPECIAL CONSIDERATIONS AND RISKS

A discussion of the risks associated with an investment in the Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, the Prospectus.

GENERAL

Investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

An investment in the Fund should also be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent or if bid/ask spreads are wide.

COMMON STOCK RISK

Common stock held by the Fund may fall in value due to general market and economic conditions (market risk) and in response to the fortunes of individual companies (company risk). Therefore, the value of an investment in the Fund holding common stock may decrease. The market as a whole can decline for many reasons, including adverse political, social or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. Also, certain unanticipated events, such as natural disasters, infectious disease epidemics, terrorist attacks, war, country instability and other geopolitical events, can have a dramatic adverse effect on stock markets. Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, and regulatory conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, and regulatory conditions can adversely affect the price of equity securities. These developments and changes can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general.

NON-U.S. MARKETS SECURITIES

The Fund may only invest in common stocks listed on a foreign exchange that trade contemporaneously with the Fund Shares. Foreign securities, securities denominated in or providing exposure to foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

The Fund’s return and net asset value may be significantly affected by political or economic conditions and regulatory requirements in a particular country. Non-U.S. markets, economies and political systems may be less stable than U.S. markets, and changes in exchange rates of foreign currencies can affect the value of the Fund’s foreign assets. Non-U.S. laws and accounting standards typically are not as comprehensive as they are in the U.S. and there may be less public information available about foreign companies. Non-U.S. securities markets may be less liquid and have fewer transactions than U.S. securities markets. Additionally, international markets may experience delays and disruptions in securities settlement procedures for the Fund’s portfolio securities. Investments in foreign countries could be affected by potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the U.S.

Non-U.S. equity securities can involve additional risks relating to political, economic or regulatory conditions in foreign countries. Less information may be available about foreign companies than about domestic companies, and foreign companies generally may not be subject to the same uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies.

The Fund may invest in non-U.S. securities and thus may engage in foreign exchange transactions. Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If the Fund utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose and may lower the Fund’s return. The Fund could experience losses if the value of its futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, the Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

TAX RISKS

As with any investment, you should consider how your investment in Shares of the Fund will be taxed. The tax information in the Prospectus and this Statement is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares of the Fund.

CONTINUOUS OFFERING

The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to Shares of the Fund are reminded that under Securities Act Rule 153, a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to an Exchange member in connection with a sale on the Exchange is satisfied by the fact that the Fund’s prospectus is available at the applicable listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an Exchange.

Market Disruptions Risk

The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including the Fund’s investment adviser and sub-adviser, as applicable, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund.

The recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff furloughs and reductions) and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place, including equity and debt market losses and overall volatility, and the jobs market. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Fund. In certain cases, an exchange or market may close or issue trading halts on specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price their investments. These and other developments may adversely affect the liquidity of the Fund’s holdings.

MANAGEMENT

Trustees and Officers

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”). The other Trustee (the “Interested Trustee”) is an “interested person” of the Trust (as defined by the 1940 Act) due to his prior affiliation with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

Independent Trustees

Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of the following: AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	35	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (31 funds); Reaves Utility Income Fund; and Segall Bryant & Hamill Trust (14 funds).

Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Compliance Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company.	35	Mr. Deems is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (31 funds); and Reaves Utility Income Fund; and Clough Funds Trust (1 fund).

Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Rick A. Pederson, 1952	Trustee	Since March 2008	Mr. Pederson is Partner, Bow River Capital Partners (private equity management), 2003 - present; Board Member, Prosci Inc. (private business services) 2013-2016; Advisory Board Member, Citywide Banks (Colorado community bank) 2014- 2017; Board Member, Strong-Bridge Consulting, 2015-2019; Board Member, IRI/ODMS Holdings LLC, 2017 – 2019; Director, National Western Stock Show (not for profit) 2010 - present; Director, History Colorado (not for profit) 2015-present; Director, Citywide Bank Advisory Board 2017-present; Trustee, Boettcher Foundation, 2018 -present.	18	Mr. Pederson is Trustee of Segall Bryant & Hamill Trust (14 funds) and Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

The Trustee who is an “interested person” of the Trust, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Trustee, are shown below.

Interested Trustee

Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Edmund J. Burke, 1961	Trustee	Since December 2017.	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc. (“AAI”), and Director of ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”), and ALPS Portfolio Solutions Distributor, Inc. (“APSD”). Mr. Burke retired from ALPS in June 2019.	30	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); Director of the Liberty All-Star Growth Fund, Inc. (1 fund) and Financial Investors Trust (31 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

Officers

Name, Address and Year of Birth of Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Bradley Swenson, 1972	President	Since June 2019	Mr. Swenson joined ALPS in 2004 and currently serves as President of AFS (since 2019) and also Chief Operating Officer of AFS (since 2015). He also currently serves as President of Clough Global Opportunities Fund, Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Funds Trust, Financial Investors Trust, Reaves Utility Income Fund and ALPS Series Trust. From 2004-2015, Mr. Swenson served as Chief Compliance Officer to ALPS, its affiliated entities, and to certain investment companies. Mr. Swenson is registered with FINRA, holding a Series 6, 26 and 27.
Matthew Sutula, 1985	Chief Compliance Officer (“CCO”)	Since December 2019	Mr. Sutula joined ALPS in 2012 and currently serves as Chief Compliance Officer of AAI. Prior to his current role, Mr. Sutula served as interim Compliance Officer of the Trust (September 2019 to December 2019). Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for AFS. Prior to joining ALPS, he spent seven years at Morningstar, Inc. in various analyst roles supporting the registered investment company databases. Mr. Sutula is also Chief Compliance Officer of Principal Real Estate Income Fund, ALPS Variable Investment Trust, RiverNorth Opportunities Fund, Inc., Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.
Kathryn Burns, 1976	Treasurer	Since September 2018	Ms. Burns serves as Vice President, Director of Fund Operations of AAI since 2018. From 2013 to 2018, she served as Vice President and Fund Controller at AFS. Prior to joining ALPS, she worked at Old Mutual Capital where she served as Vice President and Chief Compliance Officer (2010 – 2012) and Regulatory Reporting Manager and Assistant Treasurer to the Old Mutual Funds Trusts (2006 – 2012). She also served as a CPA for PricewaterhouseCoopers LLP. Ms. Burns also serves as Treasurer of Boulder Growth & Income Fund, Inc. and as President of ALPS Variable Investment Trust, Principal Real Estate Income Fund and RiverNorth Opportunities Fund, Inc.

Name, Address and Year of Birth of Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Richard C. Noyes, 1970	Secretary	Since September 2019	Mr. Noyes joined ALPS in 2015 and is Senior Vice President and General Counsel of ALPS. Prior to joining ALPS, Mr. Noyes served as Assistant Vice President and Senior Counsel of Janus Capital Management LLC.
Sharon Akselrod, 1974	Assistant Secretary	Since December 2016	Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of AFS. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013-2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Ms. Akselrod is also Secretary of Principal Real Estate Income Fund and Assistant Secretary of Financial Investors Trust and Clough Funds Trust.
Cara Owen, 1981	Assistant Secretary	Since March 2020	Vice President and Principal Legal Counsel, ALPS Fund Services, Inc.; Vice President and Secretary, Boulder Growth & Income Fund, Inc.; Assistant Secretary, James Advantage Funds (since August 2019). Prior to joining ALPS, Ms. Owen was Senior Counsel, Corporate & Investments, Great-West Life & Annuity Insurance Company; Senior Counsel & Assistant Secretary, Great-West Funds, Inc., Great-West Capital Management, LLC, Great-West Trust Company, LLC, and Advised Assets Group, LLC (2014-2019).

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203. Each Officer is deemed an affiliate of the Trust as defined under the 1940 Act.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until her/her successor is elected.

Additional Information About the Trustees’ Qualifications and Experience

The following is a brief discussion of the specific education, experience, qualifications, or skills that led to the conclusion, as of the date of this SAI, that each person identified below should serve as a Trustee for the Trust.

Mary K. Anstine

Ms. Anstine has been an Independent Trustee of the Trust since March 25, 2008. Currently retired, Ms. Anstine has over 30 years of financial services experience. Most recently, she was President and CEO of HealthONE Alliance, Denver, Colorado from 1994 through 2004. From 1964 to 1994, Ms. Anstine held positions leading up to Executive Vice President of First Interstate Bank. She was selected to serve as a Trustee of the Trust based on her business and financial services experience.

Jeremy W. Deems

Mr. Deems has been an Independent Trustee of the Trust since March 25, 2008. In 2007, Mr. Deems co-founded Green Alpha Advisors, LLC, a registered investment adviser, for which he currently serves as Co-Founder, Chief Compliance Officer and Chief Financial Officer. Prior to co-founding Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, investment advisor to the Forward Funds, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 1998 to June 2007. Mr. Deems received a B.S. and a MBA in finance from Saint Mary’s College of California and is a licensed Certified Public Accountant and a member of the American Institute of Certified Public Accountants. He was selected to serve as a Trustee of the Trust based on his business, financial services, accounting and investment management experience.

Rick A. Pederson

Rick A. Pederson – Mr. Pederson has served as an Independent Trustee of the Trust since March 2008. He currently serves on the Trust’s Nominating and Corporate Governance Committee and on the Audit Committee. Mr. Pederson has been a long-time manager of private equity and real estate investment funds, and has served on the boards of several private companies and not-for-profit entities. He was selected to serve as a Trustee of the Trust based on his business and financial services experience.

Edmund J. Burke

Mr. Burke has been an Interested Trustee of the Trust since December 11, 2017. Mr. Burke joined ALPS Fund Services, Inc., the Fund’s administrator, in 1991 and retired in 2019. He previously served as Director of ALPS Holdings, Inc., ALPS Fund Services, Inc., ALPS Advisors, Inc., ALPS Distributors, Inc., the Fund’s principal underwriter, and ALPS Portfolio Solutions Distributor, Inc. Mr. Burke has over 20 years of financial services and investment management experience. Before joining ALPS, Mr. Burke was a Regional Vice President for the Pioneer Funds in Boston and has also worked with Fidelity. Mr. Burke has a B.A. in Economics from the University of New Hampshire. He was selected to serve as a Trustee of the Trust based on his business, financial services and investment management experience.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Trustees. The Trust has engaged the Adviser to manage the Fund on a day-to day basis. The Board is responsible for overseeing the Adviser and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The Board is currently composed of four members, three of whom are Independent Trustees. The Board meets at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established a Nominating and Governance Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.

The Board has appointed Mr. Pederson, an Independent Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with the Adviser, other service providers, counsel and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has determined not to appoint a lead independent trustee. The Board reviews matters related to its leadership structure annually. The Board has determined that the Board’s leadership structure is appropriate given the Trust’s characteristics and circumstances. These characteristics include, but are not limited to, the fact that the Chairman of the Board is an Independent Trustee, the Trust’s multiple series of funds, the Trust’s net assets, the services provided by the Trust’s service providers, and the formal and informal functions of the various Independent Trustees both during and between Board meetings.

Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Fund, the Board, directly or through either Committee, interacts with and reviews reports from, among others, Fund management, the Adviser, the Fund’s Chief Compliance Officer, the Fund’s legal counsel and the independent registered public accounting firm for the Fund regarding risks faced by the Fund. The Board, with the assistance of Fund management and the Adviser, reviews investment policies and risks in connection with its review of the Fund’s performance. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its principal service providers. In addition, as part of the Board’s periodic review of the Fund’s advisory and other service provider agreements, the Board may consider risk management aspects of these service providers’ operations and the functions for which they are responsible.

None of the Independent Trustees own securities in the Adviser or the Distributor, nor do they own securities in any entity directly controlling, controlled by, or under common control with the Adviser or the Distributor.

The Board met six times during the fiscal year ended November 30, 2020.

Audit Committee. The Board has an Audit Committee which considers such matters pertaining to the Trust’s books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine. The Audit Committee also considers the engagement and compensation of the independent registered public accounting firm (“Firm”) and ensures receipt from the Firm of a formal written statement delineating relationships between the Firm and the Trust, consistent with Public Company Accounting Oversight Board Rule 3526. The Audit Committee also meets privately with the representatives of the Firm to review the scope and results of audits and other duties as set forth in the Audit Committee’s Charter. The Audit Committee members, each of whom are Independent Trustees are: Ms. Anstine and Messrs. Deems (Chairman) and Pederson. The Audit Committee met three times during the fiscal year ended November 30, 2020.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee meets periodically to advise and assist the Board in selecting nominees to serve as trustees of the Trust. The Nominating and Corporate Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board. The Nominating and Corporate Governance Committee also advises and assists the Board in establishing, implementing and executing policies, procedures and practices that assure orderly and effective governance of the Trust and effective and efficient management of all business and financial affairs of the Trust. Members of the Nominating and Corporate Governance Committee are currently: Ms. Anstine (Chairman) and Messrs. Deems and Pederson. The Nominating and Corporate Governance Committee of the Board met one time during the fiscal year ended November 30, 2020.

Shareholder Nominations. The Board will consider shareholder nominees for Trustees. All nominees must possess the appropriate characteristics, skills and experience for serving on the Board. In particular, the Board and its Independent Trustees will consider each nominee’s integrity, educational, professional background, understanding of the Trust’s business on a technical level and commitment to devote the time and attention necessary to fulfill a Trustee’s duties. All shareholders who wish to recommend nominees for consideration as Trustees shall submit the names and qualifications of the candidates to the Secretary of the Trust by writing to: ALPS ETF Trust, 1290 Broadway, Suite 1000, Denver, Colorado, 80203.

As of November 30, 2020, the dollar range of equity securities in the Fund beneficially owned by the Interested Trustee were as follows:

Interested Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Edmund J. Burke	None	None

As of November 30, 2020 the dollar range of equity securities in the Fund beneficially owned by Independent Trustees were as follows:

Independent Trustees	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Mary K. Anstine	None	None
Jeremy W. Deems	None	None
Rick Pederson	None	None

Remuneration of Trustees and Officers

Effective July 1, 2020, each Trustee receives (1) a quarterly retainer of $10,000, (2) a per meeting fee of $5,000, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. Prior to July 1, 2020, each Independent Trustee received (1) a quarterly retainer of $5,000, (2) a per meeting fee of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. Prior to January 1, 2020, Mr. Burke received no compensation or expense reimbursements from the Trust. From January 1, 2020 to June 30, 2020, Mr. Burke received (1) a quarterly retainer of $5,000, (2) a per meeting fee of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, each of Messrs. Pederson and Deems receives a quarterly retainer of $2,000, respectively, in connection with their respective roles as Chairman of the Board and Chairman of the Audit Committee. The following chart provides certain information about the Trustee fees paid by the Trust for the fiscal year ended November 30, 2020:

	Aggregate Compensation From the Trust	Pension Or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From The Trust And Fund Complex Paid To Trustees(1)
Mary K. Anstine, Trustee	$45,750	$0	$0	$216,750
Edmund J. Burke, Trustee	$35,500	$0	$0	$199,250
Jeremy W. Deems, Trustee	$53,750	$0	$0	$237,750
Rick A. Pederson, Trustee	$53,750	$0	$0	$90,750

(1)	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

Officers who are employed by the Adviser receive no compensation or expense reimbursements from the Trust.

Adviser. The Fund is managed by the Adviser. The Adviser, a wholly owned subsidiary of ALPS Holdings, Inc. (“ALPS Holdings”), subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser commenced business operations in December 2006 upon the acquisition of an existing investment advisory operation and is registered with the SEC as an investment adviser. The Adviser’s principal address is 1290 Broadway, Suite 1000, Denver, CO 80203. The Adviser is an affiliate of ALPS Fund Services, Inc., who serves as the Fund’s administrator, and ALPS Portfolio Solutions Distributor, Inc., who serves as Distributor to the Fund.

Located in Denver, Colorado, ALPS Holdings was founded in 1985 as a provider of fund administration and fund distribution services. Since then, ALPS Holdings has added additional services, including fund accounting, transfer agency, shareholder services, active distribution, legal, tax and compliance services. As of December 31, 2020, ALPS Advisors, Inc. managed $14.9 billion in assets. ALPS Holdings is an indirect wholly-owned subsidiary of SS&C Technologies Holdings, Inc. (“SS&C”), a publicly traded company listed on the NASDAQ Global Select Market, which acquired ALPS Holdings’ parent company DST Systems, Inc. in a transaction which closed on April 16, 2018.

Investment Advisory Agreement.

Pursuant to an Investment Advisory Agreement between the Adviser and the Trust, the Adviser is responsible for all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business.

Under the terms of the Investment Advisory Agreement, the Adviser acts as investment adviser and, subject to the supervision of the Board, directs the investments of the Fund in accordance with its investment objective, policies and limitations, either directly or through its supervision of the Sub-Adviser. The Adviser also assists in supervising the Trust’s operations and provides all necessary office facilities and personnel for servicing the Fund’s investments.

In addition, the Adviser, subject to the supervision of the Board, provides the management services necessary for the operation of the Trust. These services include providing facilities for maintaining the Trust’s organization; supervising relations with custodians, transfer and pricing agents, administrators, accountants, underwriters and other persons dealing with the Trusts; and furnishing reports, evaluations and analyses on a variety of subjects to the Board.

Subject to the supervision of the Board, the Adviser may select and contract at its own expense with Sub-Advisers to invest and re-invest the investment, securities and cash. The Adviser continues to have responsibility for all investment advisory services furnished pursuant to any sub-advisory agreement. The Adviser manages the Fund in a “manager-of-managers” style, which contemplates that the Adviser, among other things, monitors and supervises a sub-adviser’s performance; provides investment management evaluation services including quantitative and qualitative analysis as well as periodic in-person, telephonic, and written consultations with a sub-adviser; communicates performance expectations and evaluations to a sub-adviser; determines whether each sub-advisory agreement should be renewed, modified, or terminated; and provides reports to the Board covering the results of its evaluation and monitoring functions and determinations with respect to a sub-adviser.

For the Adviser’s services to the Fund, the Fund has agreed to pay an annual management fee equal to a 0.68% of its average daily net assets.

Under the Investment Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The initial term of the Investment Advisory Agreement is two years and continues thereafter only if approved annually by the Board, including a majority of the Independent Trustees. The Investment Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of that Fund’s outstanding voting securities on 60 days written notice to the Adviser, or by the Adviser on 60 days written notice to the Fund.

Sub-Adviser.

GSI Capital Advisors LLC (“GSI Capital” or the “Sub-Adviser”) acts as the Fund’s Sub Adviser pursuant to a sub advisory agreement with the Trust and ALPS Advisors (the “Sub-Advisory Agreement”). GSI Capital is located at 23 Corporate Plaza, Suite 150 Newport Beach, CA 92660. GSI Capital is an investment adviser registered with the Securities Exchange Commission under the Investment Advisers Act of 1940 and is wholly-owned by its employees. As of December 31, 2020, GSI had approximately $169.3 million in assets under advisement (discretionary and nondiscretionary assets).

For the Sub-Adviser’s services to the Fund, AAI pays the Sub-Adviser, out of its management fee, an annual sub-advisory fee equal to a 0.35% of its average daily net assets.

Other Accounts Managed by the Portfolio Managers; Compensation of the Portfolio Managers.

Information regarding the other accounts managed by the Fund’s portfolio managers as of December 31, 2020, is set forth below:

	Accounts Managed			Accounts With Respect to Which the Advisory Fee is based on the Performance of the Account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Nicholas Tannura	Registered Investment Companies	0	$0	N/A	N/A
	Other Pooled investment vehicles	1	$32,275,753	N/A	N/A
	Other Accounts	1	$137,056,207	N/A	N/A
Julie Pence	Registered Investment Companies	0	$0	N/A	N/A
	Other Pooled investment vehicles	1	$32,275,753	N/A	N/A
	Other Accounts	1	$137,056,207	N/A	N/A

Portfolio Manager Compensation Structure Disclosure. The Sub-Adviser has a traditional compensation structure for its employees, including portfolio managers, which includes base salary, benefits and an annual bonus. The primary goal of the overall compensation structure is to offer employees market level compensation which incentivizes and rewards behavior which achieves the desired goals of GSI Capital. These goals are inevitably aligned with achieving what is best for the Sub-Adviser’s clients, including the Fund. Employees of the Sub-Adviser generally have a bonus program based on a combination of individual goals and overall company performance. As it specifically relates to a Portfolio Manager, a significant portion of the bonus amount is based on the achievement of the investment objectives for its clients, of which the largest component is the performance of the investment strategy in relation to its objectives or benchmark. Performance is measured and evaluated over the most recent one and three year periods. In addition, Mr. Tannura is a significant owner of the Sub-Adviser so there is the potential for a meaningful portion of Mr. Tannura’s total compensation to be derived from this equity ownership position.

Securities Ownership of the Portfolio Managers. The portfolio managers did not own any shares of the Fund as of the date of this SAI.

Administrator. ALPS Fund Services, Inc. (“ALPS Fund Services”) serves as the Trust’s administrator. Pursuant to an administration agreement, ALPS Fund Services provides certain administrative, bookkeeping and accounting services to the Trust, including calculating the NAV of Shares, net income, and realized capital gains or losses. For the services, ALPS Fund Services receives a fee, accrued daily and paid monthly by the Adviser from the management fee. ALPS Fund Services is located at 1290 Broadway, Suite 1000, Denver, Colorado 80203.

Custodian and Transfer Agent. State Street Bank and Trust Company (“SSB”) serves as custodian for the Fund pursuant to a Custodian Agreement. As custodian, SSB holds the Fund’s assets. SSB also serves as transfer agent for the Fund pursuant to a Transfer Agency and Service Agreement. As compensation for the foregoing services, SSB receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from the management fee.

Distributor. ALPS Portfolio Solutions Distributor, Inc. is the distributor of the Fund Shares. Its principal address is 1290 Broadway, Suite 1000, Denver, Colorado 80203. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund Shares. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading “Creation and Redemption of Creation Units.”

Financial Intermediary Compensation. The Adviser, Sub-Adviser and/or their respective subsidiaries or affiliates (“ALPS Entities”) may pay certain broker-dealers and other financial intermediaries (“Intermediaries”) for certain activities related to the Fund (“Payments”). Any Payments made by ALPS Entities will be made from their own assets and not from the assets of the Fund. Although a portion of ALPS Entities’ revenue comes directly or indirectly in part from fees paid by the Fund, Payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Fund. ALPS Entities may make Payments for Intermediaries to participate in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about the Fund or for other activities, such as participation in marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems. ALPS Entities may also make Payments to Intermediaries for certain printing, publishing and mailing costs associated with the Fund or materials relating to exchange-traded funds in general. In addition, ALPS Entities may make Payments to Intermediaries that make Shares available to their clients or for otherwise promoting the Fund. Payments of this type are sometimes referred to as revenue-sharing payments.

Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, Payments create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Fund over other investments. The same conflict of interest exists with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.

ALPS Entities may determine to make Payments based on any number of metrics. For example, ALPS Entities may make Payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more Funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. The Adviser anticipates that the Payments paid by ALPS Entities in connection with the Fund will be immaterial to ALPS Entities in the aggregate for the current fiscal year. Please contact your salesperson or other investment professional for more information regarding any Payments his or her Intermediary firm may receive. Any payments made by the ALPS Entities to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of the Fund.

Aggregations. Fund Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement for the Fund provides that it may be terminated as to the Fund at any time, without the payment of any penalty, on at least 60 days written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit Aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in “Procedures for Creation of Creation Unit Aggregations” below) and DTC Participants of the Depository Trust Company (the “DTC”) (as defined in “DTC Acts as Securities Depository” below).

Securities Lending

Pursuant to a securities lending agreement (the “Securities Lending Agreement”) between the Fund and State Street Bank and Trust Company (in such capacity, the “Securities Lending Agent”), the Fund may lend its securities through the Securities Lending Agent to certain qualified borrowers. The Securities Lending Agent administers the Fund’s securities lending program. These services include arranging the securities loans with approved borrowers and collecting fees and rebates due to the Fund from each borrower. The Securities Lending Agent also collects and maintains collateral intended to secure the obligations of each borrower and marks to market daily the value of loaned securities. If a borrower defaults on a loan, the Securities Lending Agent is authorized to exercise contractual remedies and, pursuant to the terms of the Securities Lending Agreement, has agreed to indemnify the Fund for losses due to a borrower’s failure to return a lent security, which exclude losses associated with collateral reinvestment. The Securities Lending Agent may also invest cash received as collateral in pre-approved investments in accordance with the Securities Lending Agreement. The Securities Lending Agent maintains records of loans made and income derived therefrom and makes available such records that the Fund deem necessary to monitor the securities lending program.

As of the date of this SAI, the Fund has not engaged in securities lending.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers. The sale of Fund Shares by a broker-dealer is not a factor in the selection of broker-dealers.

In seeking to implement the Trust’s policies, the Adviser effects transactions with those brokers and dealers that the Adviser believes provide the most favorable prices and are capable of providing efficient executions. None of the Adviser, or its affiliates currently participate in soft dollar transactions.

The Adviser assumes general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Fund and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities may be allocated among the Fund, the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.

As of the date of this SAI, the Fund has not paid brokerage commissions.

  ADDITIONAL INFORMATION CONCERNING THE TRUST

The Trust is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Delaware statutory trust on September 13, 2007 and consists of multiple separate portfolios or series.

The Trust is authorized to issue an unlimited number of shares in one or more series or “funds.” The Board of Trustees of the Trust has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval.

Each Share issued by the Fund has a pro rata interest in the assets of the Fund. Fund Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of the Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular fund, and, if a matter affects a particular fund differently from other funds, the shares of that fund will vote separately on such matter.

The Declaration of Trust may, except in limited circumstances, be amended or supplemented by the Trustees without shareholder vote. The holders of Fund Shares are required to disclose information on direct or indirect ownership of Fund Shares as may be required to comply with various laws applicable to the Fund, and ownership of Fund Shares may be disclosed by the Fund if so required by law or regulation.

The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 51% of the outstanding shares of the Trust have the right to call a special meeting to remove one or more Trustees or for any other purpose.

The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, 1290 Broadway, Suite 1000, Denver, Colorado 80203.

Control Persons. As of the date of this SAI, no entity owns of record 5% or more of the outstanding shares of the Fund.

Book Entry Only System. The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Book Entry.”

DTC Acts as Securities Depository for Fund Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE Arca and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Proxy Voting. The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Sub-Adviser. The Sub-Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A of this SAI. The Board will periodically review the Fund’s proxy voting record.

The Trust is required to disclose annually the Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Fund also will be available at no charge upon request by calling 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1000, Denver, Colorado 80203. The Fund’s Form N-PX also is available on the SEC’s website at www.sec.gov.

Quarterly Portfolio Schedule. The Trust is required to disclose a complete schedule of the Fund’s portfolio holdings with the SEC on Form N-CSR after its second and fourth quarters. Disclosure of the Fund’s complete holdings is required to be made monthly on Form N-PORT no later than 60 days after the end of each fiscal quarter, with information reported on Form N-PORT for the third month of the fiscal quarter made publicly available by the SEC 60 days after the end of the Fund’s fiscal quarter. Form N-CSR and Form N-PORTs for the Fund will be available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-CSR will be available without charge, upon request, by calling 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1000, Denver, Colorado 80203.

Portfolio Holdings Policy. The Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings. The Fund and its service providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser, Sub-Adviser or any affiliated person of the Adviser or Sub-Adviser) in connection with the disclosure of portfolio holdings information of the Trust. The Trust’s policy is implemented and overseen by the Chief Compliance Officer of the Trust, subject to the oversight of the Board. Periodic reports regarding these procedures will be provided to the Board. The Board must approve all material amendments to this policy. On each Business Day, before commencement of trading in shares on the listing exchange, the Fund will disclose on its website the Fund’s Portfolio Reference Basket and Guardrail Amount. The Portfolio Reference Basket published on the Fund’s website each Business Day will include the following information for each portfolio holding in the Portfolio Reference Basket: (1) ticker symbol; (2) CUSIP or other identifier; (3) description of holding; (4) quantity of each security or other asset held; and (5) percentage weight of the holding in the Portfolio Reference Basket. The Fund will provide a full list of holdings, including its top ten holdings, quarterly on www.alpsfunds.com 60 days after the quarter-end.

The Fund and persons acting on behalf of the Fund will comply with Regulation Fair Disclosure as if it applied to them.

In addition, see “Creation and Redemption of Creation Unit Aggregations” below for a discussion of the information that is published each Business Day before the open of trading on the Exchange through the National Securities Clearing Corporation (“NSCC”). The Trust, the Adviser, Sub-Adviser and the Distributor will not disseminate non-public information concerning the Trust.

There can be no assurance that the Fund’s policies and procedures with respect to disclosure of Fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

Codes of Ethics. Pursuant to Rule 17j-1 under the 1940 Act, the Board has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Adviser, Sub-Adviser and the Distributor (collectively the “Codes”). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.

The Codes apply to the personal investing activities of Trustees and officers of the Trust, the Adviser, Sub-Adviser and the Distributor (“Access Persons”). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes permit personnel subject to the Codes to invest in securities subject to certain limitations, including securities that may be purchased or held by the Fund. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC, and are available to the public.

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

Creation. The Trust issues and sells Shares of the Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at its NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A “Business Day” is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Deposit of Securities and Deposit or Delivery of Cash. The consideration for purchase of Creation Unit Aggregations of the Fund (except as noted below) generally consists of an in-kind deposit of a designated portfolio of securities — the “Deposit Securities” — per each Creation Unit Aggregation which typically replicates the securities included in the Portfolio Reference Basket (“Fund Securities”) and an amount of cash — the “Cash Component” — computed as described below. Together, the Deposit Securities and/or the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of the Fund.

The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the aggregate market value of the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the “Deposit Amount” — an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

The Custodian, through the National Securities Clearing Corporation (“NSCC”) (discussed below), makes available on each Business Day, prior to the opening of business on the Fund’s listing Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security and the amount of the Cash Component to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund when effecting creations wholly or partly in-kind.

Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities and the amount of the Cash Component (or Cash Deposit) required for a Fund Deposit for the Fund changes as corporate action events, such as dividends, splits, and rights issues, are reflected from time to time by the Adviser/Sub-Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities will change in response to adjustments to the weighting or composition of the securities constituting the Fund’s Portfolio Reference Basket. In addition, if the Fund effect creations wholly or partly in-kind, the Trust reserves the right to permit or require the substitution of an amount of cash — i.e., a “cash in lieu” amount — to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or, if applicable, the Clearing Process (discussed below), or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) will be at the expense of the Fund and will affect the value of all Shares; but the Adviser, subject to the approval of the Board of Trustees, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of the Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of the Fund.

Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of the Fund, an entity must be (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the Book Entry Only System section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant. Only U.S. equity securities are eligible to be cleared through the Clearing Process. Therefore, the Fund will only be eligible to utilize the Clearing Process for U.S. equity securities.

All orders to create Creation Unit Aggregations, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the closing time of the regular trading session on the Nasdaq Exchange (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of the Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m., Eastern time on the trade date. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the “Placement of Creation Orders Using Clearing Process” and the “Placement of Creation Orders Outside Clearing Process” sections). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of the Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are affected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

With respect to the Fund’s investments in non-U.S. securities, if any, the Custodian shall cause the sub-custodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Fund Deposit (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Unit Aggregations must be received by the Distributor from an Authorized Participant on its own or another investor’s behalf by the closing time of the regular trading session on the Fund’s listing Exchange on the relevant Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern time, on the contractual settlement date.

The Authorized Participant must also make available no later than 2:00 p.m., Eastern time, on the contractual settlement date, by means satisfactory to the Trust, immediately-available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit Aggregation.

Placement of Creation Orders Using Clearing Process. The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Fund Deposits (when eligible to utilize the Clearing Process) made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process. Fund Deposits made outside the Clearing Process (including all Fund Deposits not eligible to utilize the Clearing Process) must be delivered through a DTC Participant that has executed a Participant Agreement pre-approved by the Adviser and the Distributor. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 11:00 a.m., Eastern time, of the next Business Day immediately following the Transmittal Date.

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current Deposit Securities and Cash Component. The delivery of Creation Unit Aggregations so created will occur no later than the second (2nd) Business Day following the day on which the purchase order is deemed received by the Distributor.

Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC Participant) (when otherwise eligible to use the Clearing Process) and in the circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See Creation Transaction Fee section below).

Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by 11:00 a.m., Eastern time, the following Business Day. If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern time, on the second Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust and the Fund for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below, will be charged in all cases. The delivery of Creation Unit Aggregations so created will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor.

Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of the Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Sub-Adviser, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation and Redemption Transaction Fee. Authorized Participants may be required to pay a creation or redemption fee for purchasing or redeeming Creation Units. Creation and redemption transactions for the Fund are subject to a creation or redemption fee, payable to SSB, in the amount listed in the table below, irrespective of the size of the order.

An additional variable charge may be imposed for creations effected outside the Clearing Process (with respect to Funds that could utilize the Clearing Process).

In addition, in the case of cash creations or where the Trust permits or requires an Authorized Participant to substitute cash in lieu of depositing a portion of the Deposit Securities, the Authorized Participant may be assessed an additional variable charge to compensate the Fund for the costs associated with purchasing the applicable securities. The Trust may adjust these fees from time to time based upon actual experience. As a result, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons (“Market Purchases”). In such cases where the Trust makes Market Purchases, the Trust may require the Authorized Participant to reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Trust and the cash in lieu amount (which amount, at the Adviser’s or Sub-Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes. The Adviser or Sub-Adviser may adjust the transaction fee to the extent the composition of the creation securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. To the extent the transaction expenses associated with Market Purchases are not fully reimbursed by the Authorized Participant through the transaction fee or otherwise, the Fund will bear such transaction expenses.

The standard creation or redemption transaction fee for the Fund is $150.

Redemption of Fund Shares in Creation Units Aggregations. Fund Shares may be redeemed only in Creation Unit Aggregations at the Fund’s NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. The Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.

An Authorized Participant submitting a redemption request is deemed to represent to the Trust that it (or its client) (i) has full legal authority and legal right to tender for redemption the requisite number of Shares of the Fund and to receive the entire proceeds of the redemption, and (ii) if such Shares submitted for redemption have been loaned or pledged to another party or are the subject of a repurchase agreement, securities lending agreement or any other arrangement effecting legal or beneficial ownership of such Shares being tendered there are no restrictions precluding the tender and delivery of such Shares (including borrowed Shares, if any) for redemption, free and clear of liens, on the redemption settlement date. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from the Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

With respect to the Fund that effects redemptions wholly or partly in-kind, the Custodian, through the NSCC, makes available prior to the opening of business on the Fund’s listing Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

Unless cash redemptions (or partial cash redemptions) are available or specified for the Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities — as announced on the Business Day of the request for redemption received in proper form — plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater than the NAV of the Fund Shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. An additional variable charge for cash redemptions (when cash redemptions are available or specified) for the Fund may be imposed to compensate the Fund for the costs associated with selling the applicable securities. The Fund may adjust these fees from time to time based on actual experience. As a result, in order to seek to replicate the in-kind redemption order process, the Trust expects to sell, in the secondary market, the portfolio securities that will not be delivered as part of an in-kind redemption order (“Market Sales”). In such cases where the Trust makes Market Sales, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities were sold by the Trust and the cash in lieu amount (which amount, at the Investment Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and taxes. To the extent applicable, brokerage commissions incurred in connection with the Trust’s sale of portfolio securities will be at the expense of the Fund and will affect the value of all Shares of the Fund; but the Adviser or Sub-Adviser may adjust the transaction fee to the extent the composition of the redemption securities changes or cash in lieu is added to the Cash Redemption Amount to protect ongoing shareholders. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. The standard redemption transaction fees for the Fund otherwise are the same as the standard creation fees set forth above. In no event will a redemption transaction fee exceed 2% of the amount redeemed. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. To the extent the transaction expenses associated with Market Sales are not fully reimbursed by the Authorized Participant through the transaction fee or otherwise, the Fund will bear such transaction expenses.

Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Unit Aggregations through the Clearing Process (for Funds eligible to utilize the Clearing Process) must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Unit Aggregations using the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time, on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the relevant Fund as next determined. An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Trust after 4:00 p.m., Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such next Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the second NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Unit Aggregations outside the Clearing Process (including all redemption orders for Funds not eligible to utilize the Clearing Process) must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Fund Shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of the Fund, which delivery must be made through DTC to the Custodian no later than 11:00 a.m., Eastern time (for the Fund Shares), on the next Business Day immediately following such Transmittal Date (the “DTC Cut-Off-Time”) and 2:00 p.m., Eastern Time for any Cash Component, if any owed to the Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within two Business Days and the Cash Redemption Amount, if any owed to the redeeming Beneficial Owner to the Authorized Participant on behalf of the redeeming Beneficial Owner by the second Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust. With respect to Funds that invest in non-U.S. securities, however, due to the schedule of holidays in certain countries, the delivery of in-kind redemption proceeds may take longer than two Business Days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. See below for a list of the local holidays in the foreign countries relevant to the Fund. In addition, for Funds that invest in non-U.S. securities, in connection with taking delivery of shares of Fund Securities upon redemption of shares of the Fund, a redeeming Beneficial Owner, or Authorized Participant action on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, either (i) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the Fund Shares of the relevant Fund are delivered through DTC to the Custodian by 11:00 a.m. the following Business Day pursuant to a properly submitted redemption order.

For Funds that effect redemptions wholly or partly in-kind, if it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Fund Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the relevant Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the relevant Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

Regular Holidays. The Fund generally intends to effect deliveries of Creation Units and Portfolio Securities on a basis of “T” plus two Business Days (i.e., days on which the national securities exchange is open). The Fund may effect deliveries of Creation Units and Portfolio Securities on a basis other than T plus two or T plus one in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within two Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

The securities delivery cycles currently practicable for transferring Portfolio Securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for each such Fund, in certain circumstances.

TAXES

The following discussion is applicable to the Fund. The Fund intends to qualify for and has elected or intends to elect to be treated as a separate regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code, as amended (the “Code”). As a RIC, the Fund will not be subject to U.S. Federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements relating to the nature of its income and the diversification of its assets. If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the relevant Fund’s current and accumulated earnings and profits.

The Fund is treated as a separate corporation for federal income tax purposes. The Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus.

The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year plus 98.2% of its net capital gains for twelve months ended October 31 of such year. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

As a result of tax requirements, the Trust on behalf of the Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of such Fund and if, pursuant to section 351 of the Code, that Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

The Fund may make investments that are subject to special federal income tax rules, such as investments in repurchase agreements, money market instruments, convertible securities and structured notes. Those special tax rules can, among other things, affect the timing of income or gain, the treatment of income as capital or ordinary and the treatment of capital gain or loss as long-term or short-term. The application of these special rules would therefore also affect the character of distributions made by the relevant Fund. The Fund may need to borrow money or dispose of some of its investments earlier than anticipated in order to meet its distribution requirements.

Certain of the Fund’s investments may be subject to special U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited, (iv) adversely affect when a purchase or sale of stock or securities is deemed to occur, (v) adversely alter the intended characterization of certain complex financial transactions (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash and (vii) produce non-qualifying income for purposes of the income test required to be satisfied by a RIC. The application of these rules could cause the Fund to be subject to U.S. federal income tax or the nondeductible 4% excise tax and, under certain circumstances, could affect the Fund’s status as a RIC. The Fund will monitor its investments and may make certain tax elections in order to mitigate the effect of these provisions.

The Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. In general under the PFIC rules, an “excess distribution” received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund’s holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

The Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, the Fund may be able to elect to mark to market its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income, and mark-to-market losses and any loss from an actual disposition of the Fund Shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on “qualified dividends.”

Investments in debt obligations that are at risk of or in default present tax issues for the Fund. Tax rules are not entirely clear about issues such as whether and to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund in order to ensure that it distributes sufficient income to preserve its status as a RIC.

Under Section 988 of the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from futures contracts that are not “regulated futures contracts” will be treated as ordinary income or loss under Section 988 of the Code. Also, certain foreign exchange gains or losses derived with respect to foreign fixed income securities are also subject to Section 988 treatment. In general, therefore, Section 988 gains or losses will increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain.

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, or if at least 50% of the value of the Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other RICs, that Fund may elect to “pass through” to its shareholders the amount of foreign taxes paid or deemed paid by that Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) its pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass-through” for that year. Various other limitations, including a minimum holding period requirement, apply to limit the credit and/or deduction for foreign taxes for purposes of regular federal tax and/or alternative minimum tax.

The Fund may gain commodity exposure through investment in exchange traded funds that are treated as RICs or “qualified publicly traded partnerships” or grantor trusts for U.S. federal income tax purposes. An exchange traded fund that seeks to qualify as a RIC may gain commodity exposure through investment in commodity-linked notes and in subsidiaries that invest in commodity-linked instruments. Although the IRS has issued numerous favorable private letter rulings to certain RICs that gain commodity exposure in this manner, such rulings can be relied on only by the taxpayers to whom they are issued. Moreover, the IRS currently is reconsidering whether and how a RIC should be permitted to gain commodity exposure, and the IRS has currently suspended the issuance of private letter rulings relating to the tax treatment of income and gains generated by investments in commodity index-linked notes. The IRS also issued regulations that generally treat the Fund’s income inclusion with respect to a subsidiary as qualifying income if there is a distribution out of the earnings and profits of the subsidiary that are attributable to such income inclusion, or if the Fund’s income inclusion is derived in connection with the Fund’s business of investing in stocks, securities, or currencies. Future IRS guidance could limit the ability of an exchange traded fund that qualifies as a RIC to gain commodity exposure regardless of whether that exchange traded fund previously received a favorable IRS private letter ruling with respect to such investment activity. Investments by the Fund in “qualified publicly traded partnerships” and grantor trusts that engage in commodity trading must be monitored and limited so as to enable the Fund to satisfy certain asset diversification and qualifying income tests for qualification as a RIC. Failure to satisfy either test would jeopardize the Fund’s status as a RIC. Loss of such status could materially adversely affect the Fund.

Distributions from the Fund’s net investment income, including net short-term capital gains, if any, and distributions of income from securities lending, are taxable as ordinary income. Distributions reinvested in additional Shares of the Fund through the means of a dividend reinvestment service will be taxable dividends to Shareholders acquiring such additional Shares to the same extent as if such dividends had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long shareholders have held the Shares.

Dividends declared by the Fund in October, November or December and paid to shareholders of record of such months during the following January may be treated as having been received by such shareholders in the year the distributions were declared.

Long-term capital gains tax of non-corporate taxpayers are generally taxed at a maximum rate of either 15% or 20%, depending on whether the taxpayer’s income exceeds certain threshold amounts. In addition, some ordinary dividends declared and paid by the Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. The Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction. In addition, the Fund will report the amount of dividends to non-corporate shareholders eligible for taxation at the lower reduced tax rates applicable to long-term capital gains.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

The sale, exchange or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. A loss realized on a sale or exchange of Shares of the Fund may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date on which the Shares are disposed. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders (including undistributed capital gain included in income). Distribution of ordinary income and capital gains may also be subject to state and local taxes.

Reporting to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund Shares you sell or redeem but also their cost basis is required. Shareholders should contact their intermediaries with respect to reporting of cost basis and available elections with respect to their accounts.

If, for any calendar year, the total distributions made exceed the Fund’s current and accumulated earnings and profits, the excess will, for federal income tax purposes, be treated as a tax free return of capital to each shareholder up to the amount of the shareholder’s basis in his or her shares, and thereafter as gain from the sale of shares. The amount treated as a tax free return of capital will reduce the shareholder’s adjusted basis in his or her shares, thereby increasing the shareholder’s potential gain or reducing the shareholder’s potential loss on the subsequent sale of the shares.

Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities (“Foreign Shareholders”) that are not effectively connected to the conduct of a trade or business within the U.S. will generally be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. However, Foreign Shareholders will generally not be subject to U.S. withholding or income tax on gains realized on the sale of Shares or on dividends from capital gains unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business within the U.S. or (ii) in the case of a non-corporate shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met. Gains on the sale of Shares and dividends that are effectively connected with the conduct of a trade or business within the U.S. will generally be subject to U.S. federal net income taxation at regular income tax rates.

The Fund is not required to withhold any amounts with respect to distributions to foreign shareholders that are properly reported by the Fund as “interest-related dividends” or “short-term capital gain dividends,” provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. However the Fund may withhold tax on these amounts regardless of the fact that it is not required to do so. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the U.S. withholding tax.

Under the Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”), a Foreign Shareholder is subject to withholding tax in respect of a disposition of a U.S. real property interest and any gain from such disposition is subject to U.S. federal income tax as if such person were a U.S. person. Such gain is sometimes referred to as “FIRPTA gain.” If the Fund is a “U.S. real property holding corporation” and is not domestically controlled, any gain realized on the sale or exchange of Fund Shares by a Foreign Shareholder that owns at any time during the five-year period ending on the date of disposition more than 5% of a class of Fund Shares would be FIRPTA gain. The Fund will be a “U.S. real property holding corporation” if, in general, 50% or more of the fair market value of its assets consists of U.S. real property interests, including stock of certain U.S. REITs. The rate of withholding by the Fund, if the Fund is categorized as a real property holding corporation under the FIRPTA rules, on a distribution to a nonresident alien or foreign corporation from the sale or exchange of a U.S. real property interest by the Fund is 21%.

The Code provides a look-through rule for distributions of FIRPTA gain by a RIC if all of the following requirements are met: (i) the RIC is classified as a “qualified investment entity” (which includes a RIC if, in general more than 50% of the RIC’s assets consists of interest in REITs and U.S. real property holding corporations); and (ii) you are a Foreign Shareholder that owns more than 5% of the Fund Shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, Fund distributions to you to the extent derived from gain from the disposition of a U.S. real property interest, may also be treated as FIRPTA gain and therefore subject to U.S. federal income tax, and requiring that you file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a Foreign Shareholder that is a corporation. Even if a Foreign Shareholder does not own more than 5% of the Fund Shares, Fund distributions that are attributable to gain from the sale or disposition of a U.S. real property interest will be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate.

Withholding is required (at a 30% rate) with respect to payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the applicable withholding agent to determine whether withholding is required.

Non-U.S. Shareholders may also be subject to U.S. estate tax with respect to their shares of the Fund.

Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units (“backup withholding”). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner’s federal income tax return. The backup withholding rate is currently 24%. The ability to deduct capital losses may be limited.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, possibly retroactively.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

The Fund is required for federal income tax purposes to mark to market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on offsetting positions held by the relevant Fund.

In order for the Fund to continue to qualify for federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans or securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the relevant Fund’s business of investing in securities (including net income derived from an interest in certain “qualified publicly traded partnerships”). It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities or derived with respect to the relevant Fund’s business of investing in securities and therefore will be qualifying income for purposes of the 90% gross income requirement.

The Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund’s fiscal year on futures transactions. Such distributions are combined with distributions of capital gains realized on the Fund’s other investments and shareholders are advised on the nature of the distributions.

DETERMINATION OF NAV

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Net Asset Value.”

The NAV per Share of the Fund is computed by dividing the value of the net assets of the relevant Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares of the relevant Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management and administration fees, are accrued daily and taken into account for purposes of determining NAV. The NAV per Share is calculated by the Custodian and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open.

In computing the Fund’s NAV, the relevant Fund’s securities holdings traded on a national securities exchange are valued based on their last sale price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the latest quoted sale price in such market or in the case of the NASDAQ, at the NASDAQ official closing price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith in accordance with procedures adopted by the Board.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies. Dividends from the Fund’s net investment income, if any, are declared and paid quarterly. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the relevant Fund.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

INDICATIVE INTRA-DAY VALUE

The approximate value of the Fund’s investments on a per-Share basis, the Indicative Intra-Day Value (“IIV”), is disseminated by the Fund’s listing Exchange every 1 second during hours of trading on the Exchange. The IIV should not be viewed as a “real-time” update of NAV because the IIV will be calculated by an independent third party calculator and may not be calculated in the exact same manner as NAV, which is computed daily.

The Exchange calculates the IIV during hours of trading on the Exchange by dividing the “Estimated Fund Value” as of the time of the calculation by the total number of outstanding Shares. “Estimated Fund Value” is the sum of the estimated amount of cash held in the Fund’s portfolio and the estimated value of the securities held in the Fund’s portfolio. In determining the estimated value for each of the component securities, the IIV will use last sale, market prices or other methods that would be considered appropriate for pricing equity securities held by registered investment companies. This may result in the use of stale values in certain circumstances that might adversely affect the usefulness of IIV as an indicator of the underlying value of the Fund’s Actual Portfolio. Although the Fund provides the independent third party calculator with information to calculate the IIV, the Fund is not involved in the actual calculation of the IIV and is not responsible for the calculation or dissemination of the IIV. The Fund makes no warranty as to the accuracy of the IIV.

MISCELLANEOUS INFORMATION

Counsel. Dechert LLP, 1095 Avenue of the Americas, New York, New York, 10036, is counsel to the Trust.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, 1601 Wewatta Street, Suite 400, Denver, Colorado 80202, serves as the Fund’s independent registered public accounting firm. They audit the Fund’s financial statements and perform other related audit services.

FINANCIAL STATEMENTS

As of the date of this SAI, the Fund has not commenced investment operations. When available, you can obtain copies of the Fund’s Annual Report and Semi-Annual Report at no charge by writing or telephoning the Fund at the address or number on the front page of this SAI.

APPENDIX A

GSI Capital Advisors LLC

Proxy Voting Policy, Procedures and Guidelines

Introduction

Rule 206(4)-6 under the Advisers Act requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

GSI Capital votes proxies for clients, and therefore has adopted and implemented this Proxy Voting Policy and Procedures. Any questions about this document should be directed to the CCO.

Policy

To administer proxy voting, GSI Capital has engaged Institutional Shareholder Services (“ISS”) who independently provides research, reporting and recommendations on proxy voting matters.

It is the policy of GSI Capital to vote client proxies in the interest of maximizing Shareholder Value. While the firm will generally rely on ISS’ proxy voting recommendations, it retains the ability to override ISS recommendations in the event that it disagrees or if it’s in the best interest of the client to do so. To that end, GSI Capital will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least. Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supersede this policy. Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the client’s cost.

An investment adviser that retains a proxy advisory firm must implement policies and procedures reasonably designed to ensure that the proxy adviser is capable of making vote recommendations that are in the best interests of the investment adviser’s clients. This involves an ongoing assessment of both the proxy adviser’s ability to adequately analyze proxy issues and its ability to effectively eliminate or manage any conflicts of interest.

Procedures for Identification and Voting of Proxies

These proxy voting procedures are designed to enable GSI Capital to resolve material conflicts of interest with clients before voting their proxies in the interest of shareholder value.

1.	GSI Capital shall work with the client to ensure that ISS is the designated party to receive proxy voting materials from companies or intermediaries. To that end, new account forms of broker-dealers/custodians will state that ISS should receive this documentation. The designation may also be made by telephoning contacts and/or client service representatives at broker dealers/custodians.

2.	ISS shall receive all proxy voting materials from the custodian in either hard copy or electronic form. ISS coordinates with clients’ custodians to process proxy materials received by the custodians relating to the clients’ portfolio securities in a timely manner.

3.	GSI Capital will review research generated by ISS to confirm it is in agreement with ISS’ recommendations. GSI will work with ISS to ensure that proxies are collected, voted and submitted in a timely manner.

For any client who has provided specific voting instructions, the PM shall vote that client’s proxy in accordance with the client’s written instructions.

Proxies of clients who have selected a third party to vote proxies, and whose proxies were received by GSI Capital, shall be forwarded to the designee for voting and submission.

Proxies received after the termination date of a client relationship will not be voted. Such proxies should be delivered to the last known address of the client or to the intermediary who distributed the proxy with a written or oral statement indicating that the advisory relationship has been terminated and that future proxies for the named client should not be delivered to GSI Capital.

4.	The CCO and PM will reasonably try to assess any material conflicts between GSI Capital’s interests and those of its clients with respect to proxy voting by considering the situations identified in the Conflicts of Interest section of this document. The CCO will document any conflict of interest identified with proxy voting.

As long as there are no material conflicts of interest identified, GSI Capital will vote proxies according to the policy set forth above. GSI Capital may also elect to abstain from voting if it deems such abstinence in its clients’ best interests. The rationale for “abstain” votes will be documented and the documentation will be maintained in the permanent file.

5.	GSI Capital is not required to vote every client proxy and such should not necessarily be construed as a violation of its fiduciary obligations. GSI Capital shall at no time ignore or neglect its proxy voting responsibilities. However, there may be times when refraining from voting is in the client’s best interest, such as when an adviser’s analysis of a particular client proxy reveals that the cost of voting the proxy may exceed the expected benefit to the client (i.e., casting a vote on a foreign security may require that the adviser engage a translator or travel to a foreign country to vote in person). Such position also complies with Interpretive Bulletin 94-2 of the DOL.

6.	GSI Capital shall be responsible for conducting the proxy voting cost-benefit analysis in those certain situations in which it believes it may be in its clients’ best interest for it not to vote a particular proxy. The CCO shall maintain documentation of any cost/benefit analysis with respect to client proxies that were not voted by GSI Capital.

7.	If the CCO and/or PM detect a conflict of interest, GSI Capital will, at its expense, engage the services of an outside proxy voting service or consultant who will provide an independent recommendation on the direction in which it should vote on the proposal. The proxy voting service’s or consultant’s determination will be binding on GSI Capital.

8.	The CCO will document any attempts by GSI Capital’s personnel to influence the voting of client proxies in a manner that is inconsistent with its Policy. Such report shall be given to, GSI Capital’s outside counsel by the CCO.

9.	All proxy votes will be recorded and the following information will be maintained:

a.	The name of the issuer of the portfolio security;

b.	The exchange ticker symbol of the portfolio security;

c.	The Council on Uniform Securities Identification Procedures ("CUSIP") number for the portfolio security;

d.	The shareholder meeting date;

e.	The number of shares GSI Capital is voting on firm-wide;

f.	A brief identification of the matter voted on;

g.	Whether the matter was proposed by the issuer or by a security holder;

h.	Whether or not GSI Capital cast its vote on the matter;

i.	How GSI Capital cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

j.	Whether GSI Capital cast its vote with or against management; and

k.	Whether any client requested an alternative vote of its proxy.

In the event that GSI Capital votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a client requires it to vote a certain way on an issue, while it deems it beneficial to vote in the opposite direction for its other clients) in the permanent file.

Conflicts of Interest

Although GSI Capital has not currently identified any material conflicts of interest that would affect its proxy voting decisions, it is aware of the following potential conflicts that could exist in the future:

■	Conflict: GSI Capital retains an institutional client, or is in the process of retaining an institutional client that is affiliated with an issuer that is held in GSI Capital’s client portfolios.

■	Conflict: GSI Capital retains a client, or is in the process of retaining a client that is an officer or director of an issuer that is held in GSI Capital’s client portfolios.

■	Conflict: GSI Capital’s employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers.

■	Conflict: GSI Capital or its affiliate has a financial interest in the outcome of a vote, such as when GSI receives distribution fees (i.e., Rule 12b-1 fees) from mutual funds that are maintained in client accounts and the proxy relates to an increase in 12b-1 fees.

■	Resolution: Upon the detection of a material conflict of interest, the procedure described under Item 7 of the Procedures for Identification and Voting of Proxies section above will be followed.

GSI Capital realizes that due to the difficulty of predicting and identifying all material conflicts, it must rely on its employees to notify the CCO and/or PM of any material conflict that may impair its ability to vote proxies in an objective manner. Upon such notification, the CCO will notify its legal counsel of the conflict who will recommend an appropriate course of action.

In addition, any attempts by others within GSI Capital to influence the voting of client proxies in a manner that is inconsistent with the proxy voting policy shall be reported to the CCO. The CCO should then report the attempt to legal counsel.

The CCO should, as necessary, report to legal counsel all conflicts of interest that arise in connection with the performance of GSI Capital’s proxy-voting obligations (if any), and any conflicts of interest that have come to her attention (if any). The CCO will use the form included in the Exhibit section to this document. This information can lead to future amendments to this proxy voting policy and procedure.

Recordkeeping

GSI Capital must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. Such documentation may be electronically stored. The CCO will be responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

■	Any request, whether written (including e-mail) or oral, received by any employee of GSI Capital, must be promptly reported to the CCO and/or PM. All written requests must be retained in the permanent file.

■	The CCO or PM will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

■	In order to facilitate the management of proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to clients, the CCO and/or PM will distribute to any client requesting proxy voting information the complete proxy voting record of GSI Capital for the period requested Within 15 days of the initial request. Reports containing proxy information of only those issuers held by a certain client will not be created or distributed.[1]

[1]	For clients who have provided GSI Capital with specific direction on proxy voting, the CCO and/or PM will review the proxy voting record and permanent file in order to identify those proposals voted differently than how GSI Capital voted clients not providing direction.

Any report disseminated to a client(s) will contain the following legend:

“This report contains the full proxy voting record of Adviser GSI Capital. If securities of a particular issuer were held in your account on the date of the shareholder meeting indicated, your proxy was voted in the direction indicated (absent your expressed written direction otherwise).”

■	Furnish the information requested, free of charge, to the client within a reasonable time period (within 10 business days). Maintain a copy of the written record provided in response to client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the client’s written request, if applicable and maintained in the permanent file.

■	Clients are permitted to request the proxy voting record for the 5-year period prior to their request.

Proxy Voting Policy and Procedures:

■	Proxy Voting Policy and Procedures.

Proxy statements received regarding client securities:

■	Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

Note: GSI Capital is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.

Proxy voting records:

■	GSI Capital Proxy Voting Record.

Item 28.	Exhibits

(a)	(1)	Certificate of Trust of Registrant dated September 13, 2007.(1)

	(2)	Declaration of Trust of Registrant dated September 13, 2007.(2)

	(3)	Amended and Restated Declaration of Trust of Registrant dated September 14, 2015.(6)

(b)		By-Laws of Registrant dated September 13, 2007.(2)

(c)		Provisions of instruments defining rights of security holders are contained in Articles 4 and 7 of the Declaration of Trust (incorporated herein by reference to Exhibit (a) of this filing).

(d)	(1)	Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. dated May 31, 2018 with respect to the ALPS International Sector Dividend Dogs ETF RiverFront Strategic Income Fund, Alerian MLP ETF, RiverFront Dynamic Unconstrained Income ETF, RiverFront Dynamic Core Income ETF, RiverFront Dynamic US Dividend Advantage ETF, RiverFront Dynamic US Flex-Cap ETF.(8)

	(2)	Amendment dated June 29, 2018 to the Investment Advisory Agreement dated May 31, 2018 with respect to the ALPS REIT Dividend Dogs ETF (f/k/a Cohen & Steers Global Realty Majors ETF), ALPS Sector Dividend Dogs ETF, Barron’s 400 ETF, ALPS Emerging Sector Dividend Dogs ETF and ALPS Clean Energy ETF.(8)

	(3)	Amendment dated August 21, 2018 to the Investment Advisory Agreement dated May 31, 2018 with respect to the ALPS Equal Sector Weight ETF, Alerian Energy Infrastructure ETF, ALPS Medical Breakthroughs ETF, and ALPS Disruptive Technologies ETF.(8)

	(4)	Amendment dated November 1, 2018 to the Investment Advisory Agreement dated May 31, 2018.(8)

	(5)	Amendment dated January 2, 2020 to the Investment Advisory Agreement dated May 31, 2018 with respect to the ALPS REIT Dividend Dogs ETF.(9)

(6)	Amendment dated February 1, 2021 to the Investment Advisory Agreement dated May 31, 2018 with respect to the ALPS Active REIT ETF is filed herewith.

(7)	Sub-Advisory Agreement dated June 10, 2013 between the Trust and RiverFront Investment Group, LLC, with respect to the RiverFront Strategic Income Fund.(4)

(8)	Amendment dated March 31, 2016 to the Sub-Advisory Agreement dated June10, 2013 between the Trust and RiverFront Investment Group, LLC, with respect to the RiverFront Strategic Income Fund.(4)

(9)	Amendment dated July 1, 2016 to the Sub-Advisory Agreement dated June10, 2013 between the Trust and RiverFront Investment Group, LLC, with respect to the RiverFront Strategic Income Fund.(4)

(10)	Sub-Advisory Agreement dated May 31, 2018 among the Trust, ALPS Advisors, Inc. and RiverFront Investment Group, LLC, with respect to the RiverFront Dynamic Unconstrained Income ETF, RiverFront Dynamic Core Income ETF, RiverFront Dynamic US Dividend Advantage ETF and RiverFront Dynamic US Flex-Cap ETF.(8)

	(11)	Amendment dated November 1, 2018 to the Sub-Advisory Agreement dated June10, 2013 among the Trust, ALPS Advisors, Inc. and RiverFront Investment Group, LLC, with respect to the RiverFront Strategic Income Fund.(8)

	(12)	Sub-Advisory Agreement dated February 1, 2021 among the Trust, ALPS Advisors, Inc. and GSI Capital Advisors LLC, with respect to the ALPS Active REIT ETF is filed herewith.

	(13)	Fee Waiver Letter Agreement between the Trust and ALPS Advisors, Inc. with respect to the ALPS Equal Sector Weight ETF.(10)

(e)	(1)	Distribution Agreement dated April 16, 2018 between the Trust and ALPS Portfolio Solutions Distributor, Inc. with respect to ALPS REIT Dividend Dogs ETF (f/k/a Cohen & Steers Global Realty Majors ETF), ALPS Equal Sector Weight ETF, Barron’s 400 ETF, ALPS International Sector Dividend Dogs ETF, ALPS Sector Dividend Dogs ETF, ALPS Emerging Sector Dividend Dogs ETF, ALPS Medical Breakthroughs ETF, RiverFront Strategic Income Fund, Alerian MLP ETF, Alerian Energy Infrastructure ETF, RiverFront Dynamic Unconstrained Income ETF, RiverFront Dynamic Core Income ETF, RiverFront Dynamic US Dividend Advantage ETF, RiverFront Dynamic US Flex-Cap ETF, and ALPS Disruptive Technologies ETF.(8)

	(2)	Amendment dated June 29, 2018 to Distribution Agreement dated April 16, 2018 between the Trust and ALPS Portfolio Solutions Distributor, Inc. with respect to the ALPS Clean Energy ETF.(8)

	(3)	Amendment dated February 1, 2021 to Distribution Agreement dated April 16, 2018 between the Trust and ALPS Portfolio Solutions Distributor, Inc. with respect to the ALPS Active REIT ETF is filed herewith.

	(4)	Form of Authorized Participant Agreement is filed herewith.

(f)		None.

(g)	(1)	Master Custodian Agreement between the Trust and State Street Bank and Trust dated June 30, 2015 with respect to the Alerian Energy Infrastructure Fund, Alerian MLP ETF, ALPS Emerging Sector Dividend Dogs ETF, ALPS Equal Sector Weight ETF, ALPS International Sector Dividend Dogs ETF, ALPS Medical Breakthroughs ETF, ALPS Sector Dividend Dogs ETF, Barron’s 400 ETF, ALPS REIT Dividend Dogs ETF (f/k/a Cohen & Steers Global Reality Majors ETF) and RiverFront Strategic Income Fund.(4)

	(2)	Amendment dated June 2, 2016 to Master Custodian Agreement between the Trust and State Street Bank and Trust Company dated June 30, 2015 with respect to the RiverFront Dynamic Unconstrained Income ETF, RiverFront Dynamic Core Income ETF, RiverFront Dynamic US Dividend Advantage ETF and RiverFront Dynamic US Flex-Cap ETF.(4)

	(3)	Amendment dated December 29, 2017 to Master Custodian Agreement between the Trust and State Street Bank and Trust Company dated June 30, 2015 with respect to the ALPS Disruptive Technologies ETF.(6)

(4)	Amendment dated June 29, 2018 to Master Custodian Agreement between the Trust and State Street Bank and Trust Company dated June 30, 2015 with respect to the ALPS Clean Energy ETF.(8)

(5)	Amendment dated February 1, 2021 to Master Custodian Agreement between the Trust and State Street Bank and Trust Company dated June 30, 2015 with respect to the ALPS Active REIT ETF is filed herewith.

(h)	(1)	Amended and Restated Administration Agreement between the Trust and ALPS Fund Services, Inc. dated March 6, 2017 with respect to Alerian Energy Infrastructure Fund, Alerian MLP ETF, ALPS Emerging Sector Dividend Dogs ETF, ALPS Equal Sector Weight ETF, ALPS International Sector Dividend Dogs ETF, ALPS Medical Breakthroughs ETF, ALPS Sector Dividend Dogs ETF, Barron’s 400 ETF, ALPS REIT Dividend Dogs ETF (f/k/a Cohen & Steers Global Reality Majors ETF, RiverFront Strategic Income Fund, RiverFront Dynamic Unconstrained Income ETF, RiverFront Dynamic Core Income ETF, RiverFront Dynamic US Dividend Advantage ETF and RiverFront Dynamic US Flex-Cap ETF.(4)

	(2)	Amendment dated December 29, 2017 to the Amended and Restated Administration Agreement between the Trust and ALPS Fund Services, Inc. dated March 6, 2017 with respect to the ALPS Disruptive Technologies ETF.(6)

	(3)	Amendment dated June 29, 2018 to the Amended and Restated Administration Agreement between the Trust and ALPS Fund Services, Inc. dated March 6, 2017 with respect to the ALPS Clean Energy ETF.(8)

	(4)	Amendment dated February 1, 2021 to the Amended and Restated Administration Agreement between the Trust and ALPS Fund Services, Inc. dated March 6, 2017 with respect to the ALPS Active REIT ETF is filed herewith.

	(5)	Report Modernization Addendum dated June 4, 2018 to the Amended and Restated Administration Agreement dated March 6, 2017 between the Trust and ALPS Fund Services, Inc. with respect to with respect to Alerian Energy Infrastructure Fund, Alerian MLP ETF, ALPS Emerging Sector Dividend Dogs ETF, ALPS Equal Sector Weight ETF, ALPS International Sector Dividend Dogs ETF, ALPS Medical Breakthroughs ETF, ALPS Sector Dividend Dogs ETF, Barron’s 400 ETF, ALPS REIT Dividend Dogs ETF (f/k/a Cohen & Steers Global Reality Majors ETF, RiverFront Strategic Income Fund, RiverFront Dynamic Unconstrained Income ETF, RiverFront Dynamic Core Income ETF, RiverFront Dynamic US Dividend Advantage ETF, RiverFront Dynamic US Flex-Cap ETF, ALPS Disruptive Technologies ETF and ALPS Clean Energy ETF. (10)

	(6)	Amendment dated June 28, 2018 to the Report Modernization Addendum dated June 4, 2018 to the Amended and Restated Administration Agreement dated March 6, 2017 between the Trust and ALPS Fund Services, Inc.(10)

	(7)	Amendment dated February 1, 2021 to the Report Modernization Addendum dated June 4, 2018 to the Amended and Restated Administration Agreement dated March 6, 2017 between the Trust and ALPS Fund Services, Inc. related to the ALPS Active REIT ETF is filed herewith.

(8)	Liquidity Risk Management Addendum dated December 1, 2018 to the Amended and Restated Administration Agreement dated March 6, 2017 among the Trust, ALPS Fund Services, Inc. and ALPS Advisors, Inc. with respect to the Alerian Energy Infrastructure Fund, Alerian MLP ETF, ALPS Emerging Sector Dividend Dogs ETF, ALPS Equal Sector Weight ETF, ALPS International Sector Dividend Dogs ETF, ALPS Medical Breakthroughs ETF, ALPS Sector Dividend Dogs ETF, Barron’s 400 ETF, ALPS REIT Dividend Dogs ETF (f/k/a Cohen & Steers Global Reality Majors ETF), RiverFront Strategic Income Fund, RiverFront Dynamic Unconstrained Income ETF, RiverFront Dynamic Core Income ETF, RiverFront Dynamic US Dividend Advantage ETF, RiverFront Dynamic US Flex-Cap ETF, ALPS Disruptive Technologies ETF and ALPS Clean Energy ETF.(10)

(9)	Amendment dated January 2, 2020 to the Liquidity Risk Management Addendum dated December 1, 2018 to the Amended and Restated Administration Agreement dated March 6, 2017 among the Trust, ALPS Fund Services, Inc. and ALPS Advisors, Inc.(10)

(10)	Amendment dated February 1, 2021 to the Liquidity Risk Management Addendum dated December 1, 2018 to the Amended and Restated Administration Agreement dated March 6, 2017 among the Trust, ALPS Fund Services, Inc. and ALPS Advisors, Inc. related to the ALPS Active REIT ETF is filed herewith.

(11)	Transfer Agency and Service Agreement between the Trust and State Street Bank and Trust dated June 30, 2015 with respect to the Alerian Energy Infrastructure Fund, Alerian MLP ETF, ALPS Emerging Sector Dividend Dogs ETF, ALPS Equal Sector Weight ETF, ALPS International Sector Dividend Dogs ETF, ALPS Medical Breakthroughs ETF, ALPS Sector Dividend Dogs ETF, Barron’s 400 ETF, ALPS REIT Dividend Dogs ETF (f/k/a Cohen & Steers Global Reality Majors ETF) and RiverFront Strategic Income Fund.(4)

(12)	Amendment dated June 2, 2016 to the Transfer Agency and Service Agreement between the Trust and State Street Bank and Trust Company dated June 30, 2015 with respect to the RiverFront Dynamic Unconstrained Income ETF, RiverFront Dynamic Core Income ETF, RiverFront Dynamic US Dividend Advantage ETF and RiverFront Dynamic US Flex-Cap ETF.(4)

(13)	Amendment dated December 29, 2017 to the Transfer Agency and Service Agreement between the Trust and State Street Bank and Trust Company dated June 30, 2015 with respect to the ALPS Disruptive Technologies ETF.(6)

(14)	Amendment dated June 29, 2018 to the Transfer Agency and Service Agreement between the Trust and State Street Bank and Trust Company dated June 30, 2015 with respect to the ALPS Clean Energy ETF.(8)

(15)	Amendment dated February 1, 2021 to the Transfer Agency and Service Agreement between the Trust and State Street Bank and Trust Company dated June 30, 2015 with respect to the ALPS Active REIT ETF is filed herewith.

(16)	Fund Accounting Agreement between the Trust and ALPS Fund Services, Inc. with respect to the Alerian Energy Infrastructure Fund, Alerian MLP ETF, ALPS Emerging Sector Dividend Dogs ETF, ALPS Equal Sector Weight ETF, ALPS International Sector Dividend Dogs ETF, ALPS Medical Breakthroughs ETF, ALPS Sector Dividend Dogs ETF, Barron’s 400 ETF, ALPS REIT Dividend Dogs ETF (f/k/a Cohen & Steers Global Reality Majors ETF), RiverFront Strategic Income Fund.(4)

	(17)	Amendment dated June 2, 2016 to the Fund Accounting Agreement between the Trust and ALPS Fund Services, Inc. with respect to the RiverFront Dynamic Unconstrained Income ETF, RiverFront Dynamic Core Income ETF, RiverFront Dynamic US Dividend Advantage ETF and RiverFront Dynamic US Flex-Cap ETF.(4)

	(18)	Amendment dated December 29, 2017 to the Fund Accounting Agreement between the Trust and ALPS Fund Services, Inc. with respect to the ALPS Disruptive Technologies ETF.(6)

	(19)	Amendment dated June 29, 2018 to the Fund Accounting Agreement between the Trust and ALPS Fund Services, Inc. with respect to the ALPS Clean Energy ETF.(8)

	(20)	Amendment dated February 1, 2021 to the Fund Accounting Agreement between the Trust and ALPS Fund Services, Inc. with respect to the ALPS Active REIT ETF is filed herewith.

(i)	(1)	Opinion and Consent of Dechert LLP with respect to the ALPS REIT Dividend Dogs ETF (f/k/a Cohen & Steers Global Realty Majors ETF), ALPS Equal Sector Weight ETF, Barron’s 400 ETF, ALPS International Sector Dividend Dogs ETF, ALPS Sector Dividend Dogs ETF, ALPS Emerging Sector Dividend Dogs ETF, ALPS Medical Breakthroughs ETF, RiverFront Strategic Income Fund, Alerian MLP ETF, Alerian Energy Infrastructure ETF, RiverFront Dynamic Unconstrained Income ETF, RiverFront Dynamic Core Income ETF, RiverFront Dynamic US Dividend Advantage ETF, RiverFront Dynamic US Flex-Cap ETF, ALPS Disruptive Technologies ETF and ALPS Clean Energy ETF. (10)

	(2)	Opinion and Consent of Dechert LLP with respect to the ALPS Active REIT ETF is filed herewith.

(j)	(1)	Consent of independent registered public accounting firm with respect to the ALPS REIT Dividend Dogs ETF (f/k/a Cohen & Steers Global Realty Majors ETF), ALPS Equal Sector Weight ETF, Barron’s 400 ETF, ALPS International Sector Dividend Dogs ETF, ALPS Sector Dividend Dogs ETF, ALPS Emerging Sector Dividend Dogs ETF, ALPS Medical Breakthroughs ETF, RiverFront Strategic Income Fund, Alerian MLP ETF, Alerian Energy Infrastructure ETF, RiverFront Dynamic Unconstrained Income ETF, RiverFront Dynamic Core Income ETF, RiverFront Dynamic US Dividend Advantage ETF, RiverFront Dynamic US Flex-Cap ETF, ALPS Disruptive Technologies ETF and ALPS Clean Energy ETF.(10)

	(2)	Reserved.

(k)		Not applicable.

(l)		Not applicable.

(m)		Not applicable.

(n)		Not applicable.

(p)	(1)	Code of Ethics for the Trust.(2)

	(2)	Code of Ethics for ALPS Holdings, Inc. revised as of July 1, 2017. (5)

	(3)	Amended Code of Ethics for RiverFront Investment Group, LLC.(7)

	(4)	Code of Ethics for GSI Capital Advisors LLC is filed herewith.

(q)		Powers of Attorney for Mary K. Anstine, Jeremy W. Deems, Edmund J. Burke and Rick A. Pederson.(10)

(1)	Previously filed as an exhibit to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on January 23, 2008.
(2)	Previously filed as an exhibit to the Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on May 1, 2008.
(3)	Previously filed as an exhibit to the Post-Effective Amendment No. 154 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on March 29, 2013.
(4)	Previously filed as an exhibit to the Post-Effective Amendment No. 286 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on March 30, 2017.
(5)	Previously filed as an exhibit to the Post-Effective Amendment No. 288 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on October 13, 2017.
(6)	Previously filed as an exhibit to the Post-Effective Amendment No. 289 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on December 27, 2017.
(7)	Previously filed as an exhibit to the Post-Effective Amendment No. 291 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on March 30, 2018.
(8)	Previously filed as an exhibit to the Post-Effective Amendment No. 296 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on March 29, 2019.
(9)	Previously filed as an exhibit to the Post-Effective Amendment No. 298 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on January 28, 2020.
(10)	Previously filed as an exhibit to the Post-Effective Amendment No. 299 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on March 27, 2020.

Item 29.	Persons Controlled by or under Common Control with Registrant.

None.

Item 30.	Indemnification.

Reference is made to Article Eight of the Registrant’s Amended and Restated Declaration of Trust which is incorporated by reference herein:

The Registrant (also, the “Trust”) is organized as a Delaware business trust is operated pursuant to a Declaration of Trust, dated September 13, 2007 (the “Declaration of Trust”), that permits the Registrant to indemnify every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. This indemnification is subject to the following conditions:

No indemnification shall be provided hereunder to a Covered Person:

(a) For any liability to the Trust or its Shareholders arising out of a final adjudication by the court of other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b) With respect to any matter as to which the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust; or

(c) In the event of a settlement of other disposition not involving a final adjudication (as provided in paragraph (a) or (b) of this Section 8.5.2) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of this office by the court or other body approving the settlement or other disposition, or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct, such determination being made by : (i) a vote of a majority of the Disinterested Trustees (as such term is defined in Section 8.5.5) acting on the matter); or (ii) a writer opinion of independent legal counsel.

The rights of indemnification under the Declaration of Trust may be insured against by policies maintained by the Trust, and shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person, and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained in the Declaration of Trust shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under Section 8.5 of the Declaration of Trust shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification under Section 8.5 of the Declaration of Trust, provided that either: Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of this office by the court or other body approving the settlement or other disposition, or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct, such determination being made by : (i) a vote of a majority of the Disinterested Trustees (as such term is defined in Section 8.5.5) acting on the matter (provided that a majority of Disinterested Trustees then in office act on the matter); or (ii) a written opinion of independent legal counsel.

(a) Such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(b) A majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to the facts available upon a full trial), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in Section 8.5 of the Declaration of Trust, the following words shall have the meanings set forth below:

(a) A “Disinterested Trustee” is one (i) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustees, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending;

(b) “Claim,” “action,” “suite” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and

(c) “Liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Item 31.	Business and Other Connections of Investment Advisers

ALPS ADVISORS, INC.

Name*	Position with ALPS Advisors, Inc.	Other Business Connections	Type of Business
Laton Spahr	President, Director	None	Fund Servicing
Mike Sleightholme	Authorized Representative	None	Fund Servicing
Rahul Kanwar	Authorized Representative	None	Fund Servicing
Bradley J. Swenson	Executive Vice President, Director	See Trustee and Officer Table in the SAI	Fund Servicing
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	Senior Vice President, Chief Technology Officer, ALPS Holdings, Inc., ALPS Distributors, Inc., ALPS Portfolio Solutions Distributor, Inc. and ALPS Fund Services, Inc.	Fund Servicing
Eric T. Parsons	Vice President, Controller, Assistant Treasurer	Vice President, Corporate Controller, ALPS Holdings, Inc., and Vice President, Controller, Assistant Treasurer ALPS Distributors, Inc., ALPS Portfolio Solutions Distributor, Inc. and ALPS Fund Services, Inc.	Fund Servicing

Joseph J. Frank**	Secretary	Secretary, ALPS Holdings, Inc., ALPS Distributors, Inc., ALPS Portfolio Solutions Distributor, Inc., ALPS Fund Services, Inc. and Red Rocks Capital LLC.	Fund Servicing
Patrick J. Pedonti**	Vice President, Treasurer and Assistant Secretary	Vice President, Treasurer and Assistant Secretary, ALPS Holdings, Inc., ALPS Distributors, Inc., ALPS Portfolio Solutions Distributor, Inc., ALPS Fund Services, Inc. and Red Rocks Capital LLC.	Fund Servicing
William R. Parmentier, Jr.	Senior Vice President, Chief Investment Officer	Not Applicable	Not Applicable
Matthew Sutula	Chief Compliance Officer	See Trustee and Officer Table in the SAI	Fund Servicing
Richard C. Noyes	Senior Vice President, General Counsel and Assistant Secretary	See Trustee and Officer Table in the SAI	Fund Servicing
Mark T. Haley	Vice President	Not Applicable	Not Applicable
Ryan Mischker	Senior Vice President, Portfolio Management and Research	Not Applicable	Not Applicable
Andy Hicks	Senior Vice President, Portfolio Management and Research	Not Applicable	Not Applicable
Eric Hewitt	Director, Research & Strategy	Not Applicable	Not Applicable
Robert McClure	Director, Research & Strategy	Not Applicable	Not Applicable
Alex Hagmeyer	Director of Quantitative Research	Not Applicable	Not Applicable
Richard Baker	Vice President, Portfolio Strategy	Not Applicable	Not Applicable
Kathryn Burns	Vice President, Director of Fund Operations	Not Applicable	Fund Servicing
Hilary Quinn	Vice President	Vice President, ALPS Distributors, Inc., ALPS Portfolio Solutions Distributor, Inc. and ALPS Fund Services, Inc.	Fund Servicing
Jill Kerschen	Vice President, Fund Operations	Not Applicable	Not Applicable

Jennifer Craig	Assistant Vice President	Assistant Vice President, ALPS Distributors, Inc., ALPS Portfolio Solutions Distributor, Inc. and ALPS Fund Services, Inc.	Fund Servicing
Dan Sen	Assistant Vice President, Sr. Advisory Analyst	Not Applicable	Not Applicable
Charles Perkins	Assistant Vice President, Associate Portfolio Manager	Not Applicable	Not Applicable

*	The principal business address for each of the ALPS Advisors, Inc. representatives is: 1290 Broadway, Suite 1000, Denver, Colorado 80203.

RIVERFRONT INVESTMENTS, LLC

Name*	Position with RiverFront Investments LLC	Other Business Connections	Type of Business
Paul Michael Jones, CFA	Board Member	Redeemer Lutheran Child Development (Volunteer) Riverside School (Volunteer)	Non-Profit Non-Profit
Rod Smyth	Chairman, Director of Investments	Virginia Retirement System (VRS) – Chairman, Investment Advisory Committee (Compensated)	Financial Services
Doug Sandler, CFA	Global Strategist	Trolley Fund, LLC, Consultant to Private Fund, advising small local businesses (Volunteer)	For-Profit
Pete Quinn	President & CEO	Mr. Mac Foundation (Volunteer)	Charitable Foundation
Karrie Southall, CIPM	Chief Operating Officer	Women in ETFs, Co-Head of Global Finance and Operations Committee (Volunteer) We. Inc., Co-Treasurer for Global Governance Committee (Volunteer) St. Catherine’s Alumni Board Member (Volunteer)	Non-Profit Non-Profit Non-Profit
Timothy Anderson, CFA	Global Fixed Income Chief Investment Officer	None	N/A

Adam Grossman, CFA	Global Equity CIO	Board Member, Redeemer Lutheran Church (Volunteer)	Non-profit
Chris Konstantinos, CFA	Chief Investment Strategist, Director of International Strategy	Treasurer and Foundation Member, Children’s Home Society, (Volunteer)	Non-Profit
Rob Glownia, CFA, CPM	Senior Portfolio Manager	Richmond Tool Bank, Board member (Volunteer)	Non-Profit
Scott Hays, CFA	Quantitative Portfolio Manager	N/A	N/A
Julie Gibbs	Chief Compliance Officer	N/A	N/A

*	The principal business address for each of the RiverFront representatives is: 1214 East Cary Street, Richmond, VA 23219.

GSI CAPITAL ADVISORS LLC

Name*	Position with GSI Capital Advisors LLC	Other Business Connections	Type of Business
Craig Leupold	Chief Executive Officer	N/A	N/A
Nicholas Tannura	Chief Investment Officer	N/A	N/A

*	The principal business address for each of the GSI Capital representatives is: 23 Corporate Plaza, Suite 150, Newport Beach, CA 92660.

Item 32.	Principal Underwriters.

ALPS Portfolio Solutions Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: ALPS Variable Investment Trust, Clough Funds Trust, Financial Investors Trust, and Select Sector SPDRs Trust.

(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Portfolio Solutions Distributor, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Bradley J. Swenson	Director, President & Chief Operating Officer	None
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	None
Richard C. Noyes	Senior Vice President, General Counsel and Assistant Secretary	None
Daniel Dolan	Senior Vice President	None
Kevin J. Ireland	Senior Vice President	None
Stephen J. Kyllo	Vice President, Chief Compliance Officer	None
Patrick J. Pedonti**	Vice President, Treasurer and Assistant Secretary	None
Eric T. Parsons	Vice President, Controller and Assistant Treasurer	None
Joseph J. Frank**	Secretary	None

Liza Orr	Vice President, Senior Counsel	None
Jed Stahl	Vice President, Senior Counsel	None
Terence Digan	Vice President	None
James Stegall	Vice President	None
Gary Ross	Senior Vice President	None
Hilary Quinn	Vice President	None
Jennifer Craig	Assistant Vice President	None

*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	The principal business address for Messrs. Pedonti and Frank is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.

(c) Not applicable.

Item 33.	Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the following offices: (1) ALPS Portfolio Solutions Distributor, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203; (2) ALPS Advisors, Inc. at 1290 Broadway, Suite 1000, Denver, Colorado 80203; (3) State Street Bank and Trust Company, 1 Iron Street – CCB0700, Boston, MA 02210; (4) RiverFront Investments, LLC, 9011 Arboretum Parkway, Suite 110, Richmond, VA 23236; and (5) GSI Capital Advisors LLC, 23 Corporate Plaza, Suite 150, Newport Beach, CA 92660.

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 305 of its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Denver, and State of Colorado, on the 12th day of February 2021.

ALPS ETF TRUST

By:	/s/ Bradley J. Swenson
Bradley J. Swenson
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ Mary K. Anstine	Trustee	February 12, 2021
Mary K. Anstine*

/s/ Jeremy W. Deems	Trustee	February 12, 2021
Jeremy W. Deems*

/s/ Rick A. Pederson	Trustee	February 12, 2021
Rick A. Pederson*

/s/ Edmund J. Burke	Trustee	February 12, 2021
Edmund J. Burke*

/s/ Bradley J. Swenson	President	February 12, 2021
Bradley J. Swenson

/s/ Kathryn Burns	Treasurer	February 12, 2021
Kathryn Burns

*	Signature affixed by Cara Owen pursuant to a power of attorney dated March 2, 2020 previously filed as an exhibit to the Post-Effective Amendment No. 299 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on March 27, 2020.

EXHIBIT INDEX

Exhibits
(d)(6)	Amendment dated February 1, 2021 to the Investment Advisory Agreement dated May 31, 2018 with respect to the ALPS Active REIT ETF
(d)(12)	Sub-Advisory Agreement dated February 1, 2021 among the Trust, ALPS Advisors, Inc. and GSI Capital Advisors LLC, with respect to the ALPS Active REIT ETF
(e)(3)	Amendment dated February 1, 2021 to Distribution Agreement dated April 16, 2018 between the Trust and ALPS Portfolio Solutions Distributor, Inc. with respect to the ALPS Active REIT ETF
(e)(4)	Form of Authorized Participant Agreement
(g)(5)	Amendment dated February 1, 2021 to Master Custodian Agreement between the Trust and State Street Bank and Trust Company dated June 30, 2015 with respect to the ALPS Active REIT ETF.
(h)(4)	Amendment dated February 1, 2021 to the Amended and Restated Administration Agreement between the Trust and ALPS Fund Services, Inc. dated March 6, 2017 with respect to the ALPS Active REIT ETF
(h)(7)	Amendment dated February 1, 2021 to the Report Modernization Addendum dated June 4, 2018 to the Amended and Restated Administration Agreement dated March 6, 2017 between the Trust and ALPS Fund Services, Inc. related to the ALPS Active REIT ETF
(h)(10)	Amendment dated February 1, 2021 to the Liquidity Risk Management Addendum dated December 1, 2018 to the Amended and Restated Administration Agreement dated March 6, 2017 among the Trust, ALPS Fund Services, Inc. and ALPS Advisors, Inc. related to the ALPS Active REIT ETF
(h)(15)	Amendment dated February 1, 2021 to the Transfer Agency and Service Agreement between the Trust and State Street Bank and Trust Company dated June 30, 2015 with respect to the ALPS Active REIT ETF
(h)(20)	Amendment dated February 1, 2021 to the Fund Accounting Agreement between the Trust and ALPS Fund Services, Inc. with respect to the ALPS Active REIT ETF
(i)(2)	Opinion and Consent of Dechert LLP with respect to the ALPS Active REIT ETF
(p)(4)	Code of Ethics for GSI Capital Advisors LLC